2015 Annual Report

RiverSource®

Signature Variable Universal Life Insurance

S-6482 CA (5/16)	Issued by: RiverSource Life Insurance Company

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE ACCOUNT

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Account sponsored by RiverSource Life Insurance Company, referred to in Note 1, at December 31, 2015, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 20, 2016

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	1

Statements of Assets and Liabilities

Dec. 31, 2015	AB VPS Global Thematic Gro, Cl B	AB VPS Inter Bond, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3
Assets
Investments, at fair value(1),(2)	$79	$1,151	$2,593	$13,095	$3,975
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	1	2	10	3
Total assets	79	1,152	2,595	13,105	3,978

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	1	2	10	3
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	1	2	10	3
Net assets applicable to Variable Life contracts in accumulation period	28	1,151	2,593	13,094	3,974
Net assets applicable to seed money	51	—	—	1	1
Total net assets	$79	$1,151	$2,593	$13,095	$3,975
(1) Investment shares	4	109	54	595	3,975
(2) Investments, at cost	$67	$1,270	$1,526	$8,657	$3,974

Dec. 31, 2015 (continued)	Col VP Divd Opp, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$2,518	$15,250	$20,952	$8,695	$22,776
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	22
Receivable for share redemptions	2	13	16	7	17
Total assets	2,520	15,263	20,968	8,702	22,815

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2	13	16	7	17
Payable for investments purchased	—	—	—	—	22
Total liabilities	2	13	16	7	39
Net assets applicable to Variable Life contracts in accumulation period	2,517	15,249	20,951	8,694	22,775
Net assets applicable to seed money	1	1	1	1	1
Total net assets	$2,518	$15,250	$20,952	$8,695	$22,776
(1) Investment shares	130	2,364	2,079	677	634
(2) Investments, at cost	$1,937	$15,679	$21,665	$4,717	$14,471

See accompanying notes to financial statements.

2	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2015 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Assets
Investments, at fair value(1),(2)	$8,350	$1,681	$8,010	$20,623	$5,199
Accounts receivable from RiverSource Life for contract purchase payments	—	—	22	22	—
Receivable for share redemptions	6	1	6	16	4
Total assets	8,356	1,682	8,038	20,661	5,203

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6	1	6	16	4
Payable for investments purchased	—	—	22	22	—
Total liabilities	6	1	28	38	4
Net assets applicable to Variable Life contracts in accumulation period	8,349	1,680	8,010	20,623	5,199
Net assets applicable to seed money	1	1	—	—	—
Total net assets	$8,350	$1,681	$8,010	$20,623	$5,199
(1) Investment shares	442	161	427	636	274
(2) Investments, at cost	$5,047	$1,670	$6,065	$19,084	$4,470

Dec. 31, 2015 (continued)	FTVIPT Frank Global Real Est, Cl 2	FTVIPT Frank Mutual Shares, Cl 2	FTVIPT Temp Foreign, Cl 2	GS VIT Strategic Gro, Inst	GS VIT Strategic Intl Eq, Inst
Assets
Investments, at fair value(1),(2)	$9,735	$4,465	$82	$5,500	$1,867
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	9	3	—	4	2
Total assets	9,744	4,468	82	5,504	1,869

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9	3	—	4	2
Payable for investments purchased	—	—	—	—	—
Total liabilities	9	3	—	4	2
Net assets applicable to Variable Life contracts in accumulation period	9,735	4,465	—	5,500	1,867
Net assets applicable to seed money	—	—	82	—	—
Total net assets	$9,735	$4,465	$82	$5,500	$1,867
(1) Investment shares	627	233	6	352	203
(2) Investments, at cost	$9,972	$3,674	$86	$4,764	$1,957

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	3

Statements of Assets and Liabilities

Dec. 31, 2015 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Mid Cap Gro, Ser I	JPM Ins Trust U.S. Eq, Cl 1
Assets
Investments, at fair value(1),(2)	$152	$11,593	$17,504	$14,541	$121
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	9	13	11	—
Total assets	152	11,602	17,517	14,552	121

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	9	13	11	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	9	13	11	—
Net assets applicable to Variable Life contracts in accumulation period	—	11,593	17,504	14,541	1
Net assets applicable to seed money	152	—	—	—	120
Total net assets	$152	$11,593	$17,504	$14,541	$121
(1) Investment shares	9	202	517	2,703	5
(2) Investments, at cost	$97	$8,269	$14,491	$11,823	$125

Dec. 31, 2015 (continued)	Lazard Retire Intl Eq, Serv	Lazard Retire U.S. Strategic, Serv	LVIP Baron Gro Opp, Serv Cl	MFS New Dis, Init Cl	MFS Research, Init Cl
Assets
Investments, at fair value(1),(2)	$138	$1,739	$2,532	$16,921	$4,348
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	2	2	13	5
Total assets	138	1,741	2,534	16,934	4,353

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	2	2	13	5
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	2	2	13	5
Net assets applicable to Variable Life contracts in accumulation period	—	1,739	2,532	16,921	4,348
Net assets applicable to seed money	138	—	—	—	—
Total net assets	$138	$1,739	$2,532	$16,921	$4,348
(1) Investment shares	11	163	62	1,092	163
(2) Investments, at cost	$117	$1,696	$1,900	$17,091	$3,330

See accompanying notes to financial statements.

4	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2015 (continued)	MFS Utilities, Init Cl	Put VT Gro & Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Gro, Cl IB	Royce Micro-Cap, Invest Cl
Assets
Investments, at fair value(1),(2)	$5,242	$16,991	$7,418	$2,729	$5,632
Accounts receivable from RiverSource Life for contract purchase payments	—	—	22	—	22
Receivable for share redemptions	4	13	6	2	5
Total assets	5,246	17,004	7,446	2,731	5,659

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4	13	6	2	5
Payable for investments purchased	—	—	22	—	22
Total liabilities	4	13	28	2	27
Net assets applicable to Variable Life contracts in accumulation period	5,242	16,991	7,418	2,729	5,632
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,242	$16,991	$7,418	$2,729	$5,632
(1) Investment shares	205	716	568	144	603
(2) Investments, at cost	$5,032	$13,982	$7,040	$2,299	$6,207

Dec. 31, 2015 (continued)			Royce Sm-Cap, Invest Cl	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)			$1,704	$2,345	$561
Accounts receivable from RiverSource Life for contract purchase payments			—	—	—
Receivable for share redemptions			2	2	—
Total assets			1,706	2,347	561

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee			2	2	—
Payable for investments purchased			—	—	—
Total liabilities			2	2	—
Net assets applicable to Variable Life contracts in accumulation period			1,704	2,344	560
Net assets applicable to seed money			—	1	1
Total net assets			$1,704	$2,345	$561
(1) Investment shares			202	89	18
(2) Investments, at cost			$1,937	$2,710	$582

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	5

Statements of Operations

Year ended Dec. 31, 2015	AB VPS Global Thematic Gro, Cl B	AB VPS Inter Bond, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3
Investment income
Dividend income	$—	$42	$—	$—	$—
Variable account expenses	1	11	24	121	40
Investment income (loss) — net	(1)	31	(24)	(121)	(40)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	97	274	466	842	1,183
Cost of investments sold	71	289	250	562	1,183
Net realized gain (loss) on sales of investments	26	(15)	216	280	—
Distributions from capital gains	—	37	240	—	—
Net change in unrealized appreciation or depreciation of investments	(23)	(65)	(187)	(55)	1
Net gain (loss) on investments	3	(43)	269	225	1
Net increase (decrease) in net assets resulting from operations	$2	$(12)	$245	$104	$(39)

Year ended Dec. 31, 2015 (continued)	Col VP Divd Opp, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$—	$1,409	$293	$—	$—
Variable account expenses	24	205	198	76	207
Investment income (loss) — net	(24)	1,204	95	(76)	(207)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	785	8,257	2,176	413	1,635
Cost of investments sold	578	8,368	2,234	223	1,022
Net realized gain (loss) on sales of investments	207	(111)	(58)	190	613
Distributions from capital gains	—	—	67	—	—
Net change in unrealized appreciation or depreciation of investments	(282)	(1,499)	(267)	524	(440)
Net gain (loss) on investments	(75)	(1,610)	(258)	714	173
Net increase (decrease) in net assets resulting from operations	$(99)	$(406)	$(163)	$638	$(34)

Year ended Dec. 31, 2015 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Investment income
Dividend income	$—	$46	$169	$87	$69
Variable account expenses	82	15	74	209	48
Investment income (loss) — net	(82)	31	95	(122)	21

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	575	79	393	3,882	353
Cost of investments sold	332	77	277	3,395	292
Net realized gain (loss) on sales of investments	243	2	116	487	61
Distributions from capital gains	—	4	401	2,769	5
Net change in unrealized appreciation or depreciation of investments	(519)	(33)	(878)	(3,593)	49
Net gain (loss) on investments	(276)	(27)	(361)	(337)	115
Net increase (decrease) in net assets resulting from operations	$(358)	$4	$(266)	$(459)	$136

See accompanying notes to financial statements.

6	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2015 (continued)	FTVIPT Frank Global Real Est, Cl 2	FTVIPT Frank Mutual Shares, Cl 2	FTVIPT Temp Foreign, Cl 2	GS VIT Strategic Gro, Inst	GS VIT Strategic Intl Eq, Inst
Investment income
Dividend income	$472	$146	$3	$20	$34
Variable account expenses	130	42	1	50	18
Investment income (loss) — net	342	104	2	(30)	16

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,739	178	1	584	331
Cost of investments sold	5,956	125	1	708	326
Net realized gain (loss) on sales of investments	(217)	53	—	(124)	5
Distributions from capital gains	—	323	3	341	—
Net change in unrealized appreciation or depreciation of investments	(248)	(747)	(11)	(331)	(8)
Net gain (loss) on investments	(465)	(371)	(8)	(114)	(3)
Net increase (decrease) in net assets resulting from operations	$(123)	$(267)	$(6)	$(144)	$13

Year ended Dec. 31, 2015 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Mid Cap Gro, Ser I	JPM Ins Trust U.S. Eq, Cl 1
Investment income
Dividend income	$2	$—	$210	$—	$1
Variable account expenses	1	110	162	133	—
Investment income (loss) — net	1	(110)	48	(133)	1

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	2,382	754	883	87
Cost of investments sold	—	1,676	525	634	39
Net realized gain (loss) on sales of investments	—	706	229	249	48
Distributions from capital gains	10	67	1,925	1,139	2
Net change in unrealized appreciation or depreciation of investments	(11)	(158)	(3,410)	(1,229)	(53)
Net gain (loss) on investments	(1)	615	(1,256)	159	(3)
Net increase (decrease) in net assets resulting from operations	$—	$505	$(1,208)	$26	$(2)

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	7

Statements of Operations

Year ended Dec. 31, 2015 (continued)	Lazard Retire Intl Eq, Serv	Lazard Retire U.S. Strategic, Serv	LVIP Baron Gro Opp, Serv Cl	MFS New Dis, Init Cl	MFS Research, Init Cl
Investment income
Dividend income	$2	$8	$221	$—	$93
Variable account expenses	1	41	26	159	109
Investment income (loss) — net	1	(33)	195	(159)	(16)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1	3,084	747	1,480	8,952
Cost of investments sold	1	2,769	470	1,377	6,811
Net realized gain (loss) on sales of investments	—	315	277	103	2,141
Distributions from capital gains	2	118	—	552	960
Net change in unrealized appreciation or depreciation of investments	(2)	(701)	(619)	(976)	(3,102)
Net gain (loss) on investments	—	(268)	(342)	(321)	(1)
Net increase (decrease) in net assets resulting from operations	$1	$(301)	$(147)	$(480)	$(17)

Year ended Dec. 31, 2015 (continued)	MFS Utilities, Init Cl	Put VT Gro & Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Gro, Cl IB	Royce Micro-Cap, Invest Cl
Investment income
Dividend income	$285	$340	$86	$—	$—
Variable account expenses	61	169	68	25	76
Investment income (loss) — net	224	171	18	(25)	(76)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,473	2,147	258	295	3,225
Cost of investments sold	1,225	1,673	230	236	3,284
Net realized gain (loss) on sales of investments	248	474	28	59	(59)
Distributions from capital gains	470	—	—	—	346
Net change in unrealized appreciation or depreciation of investments	(1,988)	(2,217)	(123)	(29)	(1,427)
Net gain (loss) on investments	(1,270)	(1,743)	(95)	30	(1,140)
Net increase (decrease) in net assets resulting from operations	$(1,046)	$(1,572)	$(77)	$5	$(1,216)

See accompanying notes to financial statements.

8	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2015 (continued)	Royce Sm-Cap, Invest Cl	Wanger Intl	Wanger USA
Investment income
Dividend income	$14	$33	$—
Variable account expenses	43	20	4
Investment income (loss) — net	(29)	13	(4)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,070	325	108
Cost of investments sold	2,701	345	101
Net realized gain (loss) on sales of investments	369	(20)	7
Distributions from capital gains	401	184	95
Net change in unrealized appreciation or depreciation of investments	(1,365)	(195)	(106)
Net gain (loss) on investments	(595)	(31)	(4)
Net increase (decrease) in net assets resulting from operations	$(624)	$(18)	$(8)

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	9

Statements of Changes in Net Assets

Year ended Dec. 31, 2015	AB VPS Global Thematic Gro, Cl B	AB VPS Inter Bond, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(1)	$31	$(24)	$(121)	$(40)
Net realized gain (loss) on sales of investments	26	(15)	216	280	—
Distributions from capital gains	—	37	240	—	—
Net change in unrealized appreciation or depreciation of investments	(23)	(65)	(187)	(55)	1
Net increase (decrease) in net assets resulting from operations	2	(12)	245	104	(39)

Contract transactions
Contract purchase payments	50	—	194	292	718
Net transfers(1)	—	—	—	(406)	24
Transfers for policy loans	—	(11)	(17)	—	—
Policy charges	(66)	(252)	(422)	(319)	(539)
Contract terminations:
Surrender benefits	(30)	—	(11)	(31)	(627)
Increase (decrease) from contract transactions	(46)	(263)	(256)	(464)	(424)
Net assets at beginning of year	123	1,426	2,604	13,455	4,438
Net assets at end of year	$79	$1,151	$2,593	$13,095	$3,975

Accumulation unit activity
Units outstanding at beginning of year	194	809	2,304	8,291	4,102
Contract purchase payments	—	—	161	181	666
Net transfers(1)	—	—	—	(253)	23
Transfers for policy loans	—	(6)	(14)	—	—
Policy charges	(100)	(143)	(352)	(195)	(501)
Contract terminations:
Surrender benefits	(50)	—	(10)	(20)	(584)
Units outstanding at end of year	44	660	2,089	8,004	3,706

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

10	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Divd Opp, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$(24)	$1,204	$95	$(76)	$(207)
Net realized gain (loss) on sales of investments	207	(111)	(58)	190	613
Distributions from capital gains	—	—	67	—	—
Net change in unrealized appreciation or depreciation of investments	(282)	(1,499)	(267)	524	(440)
Net increase (decrease) in net assets resulting from operations	(99)	(406)	(163)	638	(34)

Contract transactions
Contract purchase payments	627	1,034	1,285	525	1,607
Net transfers(1)	(26)	(99)	(206)	—	(136)
Transfers for policy loans	(18)	—	—	—	83
Policy charges	(879)	(915)	(921)	(381)	(1,634)
Contract terminations:
Surrender benefits	—	(7,203)	(885)	—	—
Increase (decrease) from contract transactions	(296)	(7,183)	(727)	144	(80)
Net assets at beginning of year	2,913	22,839	21,842	7,913	22,890
Net assets at end of year	$2,518	$15,250	$20,952	$8,695	$22,776

Accumulation unit activity
Units outstanding at beginning of year	1,219	10,843	12,972	8,537	18,104
Contract purchase payments	267	483	758	530	1,263
Net transfers(1)	(11)	(47)	(122)	—	(111)
Transfers for policy loans	(7)	—	—	—	68
Policy charges	(375)	(428)	(545)	(384)	(1,284)
Contract terminations:
Surrender benefits	—	(3,463)	(529)	—	—
Units outstanding at end of year	1,093	7,388	12,534	8,683	18,040

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	11

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$(82)	$31	$95	$(122)	$21
Net realized gain (loss) on sales of investments	243	2	116	487	61
Distributions from capital gains	—	4	401	2,769	5
Net change in unrealized appreciation or depreciation of investments	(519)	(33)	(878)	(3,593)	49
Net increase (decrease) in net assets resulting from operations	(358)	4	(266)	(459)	136

Contract transactions
Contract purchase payments	195	166	519	2,355	204
Net transfers(1)	(266)	—	(3)	(99)	45
Transfers for policy loans	—	—	—	(218)	—
Policy charges	(230)	(63)	(434)	(2,874)	(312)
Contract terminations:
Surrender benefits	(21)	—	—	(1,498)	(10)
Increase (decrease) from contract transactions	(322)	103	82	(2,334)	(73)
Net assets at beginning of year	9,030	1,574	8,194	23,416	5,136
Net assets at end of year	$8,350	$1,681	$8,010	$20,623	$5,199

Accumulation unit activity
Units outstanding at beginning of year	3,403	1,192	5,164	5,315	4,821
Contract purchase payments	73	124	329	524	184
Net transfers(1)	(103)	—	(3)	(22)	42
Transfers for policy loans	—	—	—	(47)	—
Policy charges	(85)	(48)	(274)	(639)	(279)
Contract terminations:
Surrender benefits	(8)	—	—	(336)	(10)
Units outstanding at end of year	3,280	1,268	5,216	4,795	4,758

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

12	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	FTVIPT Frank Global Real Est, Cl 2	FTVIPT Frank Mutual Shares, Cl 2	FTVIPT Temp Foreign, Cl 2	GS VIT Strategic Gro, Inst	GS VIT Strategic Intl Eq, Inst
Operations
Investment income (loss) — net	$342	$104	$2	$(30)	$16
Net realized gain (loss) on sales of investments	(217)	53	—	(124)	5
Distributions from capital gains	—	323	3	341	—
Net change in unrealized appreciation or depreciation of investments	(248)	(747)	(11)	(331)	(8)
Net increase (decrease) in net assets resulting from operations	(123)	(267)	(6)	(144)	13

Contract transactions
Contract purchase payments	908	145	—	495	116
Net transfers(1)	96	141	—	292	25
Transfers for policy loans	(25)	—	—	35	—
Policy charges	(893)	(151)	—	(563)	(327)
Contract terminations:
Surrender benefits	(4,989)	(10)	—	—	—
Increase (decrease) from contract transactions	(4,903)	125	—	259	(186)
Net assets at beginning of year	14,761	4,607	88	5,385	2,040
Net assets at end of year	$9,735	$4,465	$82	$5,500	$1,867

Accumulation unit activity
Units outstanding at beginning of year	5,966	1,971	—	3,668	1,980
Contract purchase payments	367	63	—	329	108
Net transfers(1)	42	64	—	—	23
Transfers for policy loans	(10)	—	—	25	—
Policy charges	(357)	(65)	—	(374)	(302)
Contract terminations:
Surrender benefits	(2,059)	(5)	—	—	—
Units outstanding at end of year	3,949	2,028	—	3,648	1,809

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	13

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Mid Cap Gro, Ser I	JPM Ins Trust U.S. Eq, Cl 1
Operations
Investment income (loss) — net	$1	$(110)	$48	$(133)	$1
Net realized gain (loss) on sales of investments	—	706	229	249	48
Distributions from capital gains	10	67	1,925	1,139	2
Net change in unrealized appreciation or depreciation of investments	(11)	(158)	(3,410)	(1,229)	(53)
Net increase (decrease) in net assets resulting from operations	—	505	(1,208)	26	(2)

Contract transactions
Contract purchase payments	—	1,381	572	1,208	125
Net transfers(1)	(1)	(57)	533	—	(3)
Transfers for policy loans	—	(126)	(15)	(95)	—
Policy charges	—	(864)	(644)	(717)	(31)
Contract terminations:
Surrender benefits	—	(1,305)	(29)	—	(53)
Increase (decrease) from contract transactions	(1)	(971)	417	396	38
Net assets at beginning of year	153	12,059	18,295	14,119	85
Net assets at end of year	$152	$11,593	$17,504	$14,541	$121

Accumulation unit activity
Units outstanding at beginning of year	—	8,314	10,731	9,941	33
Contract purchase payments	—	929	345	815	—
Net transfers(1)	—	(39)	332	—	(1)
Transfers for policy loans	—	(84)	(9)	(62)	—
Policy charges	—	(584)	(385)	(485)	(12)
Contract terminations:
Surrender benefits	—	(858)	(19)	—	(20)
Units outstanding at end of year	—	7,678	10,995	10,209	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

14	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Lazard Retire Intl Eq, Serv	Lazard Retire U.S. Strategic, Serv	LVIP Baron Gro Opp, Serv Cl	MFS New Dis, Init Cl	MFS Research, Init Cl
Operations
Investment income (loss) — net	$1	$(33)	$195	$(159)	$(16)
Net realized gain (loss) on sales of investments	—	315	277	103	2,141
Distributions from capital gains	2	118	—	552	960
Net change in unrealized appreciation or depreciation of investments	(2)	(701)	(619)	(976)	(3,102)
Net increase (decrease) in net assets resulting from operations	1	(301)	(147)	(480)	(17)

Contract transactions
Contract purchase payments	—	295	511	1,705	1,033
Net transfers(1)	1	—	(10)	(37)	(50)
Transfers for policy loans	—	—	(30)	(87)	(48)
Policy charges	—	(160)	(865)	(1,357)	(688)
Contract terminations:
Surrender benefits	—	(2,883)	(69)	(88)	(8,216)
Increase (decrease) from contract transactions	1	(2,748)	(463)	136	(7,969)
Net assets at beginning of year	136	4,788	3,142	17,265	12,334
Net assets at end of year	$138	$1,739	$2,532	$16,921	$4,348

Accumulation unit activity
Units outstanding at beginning of year	—	2,681	958	9,155	8,052
Contract purchase payments	—	168	155	878	669
Net transfers(1)	—	—	(3)	(18)	(31)
Transfers for policy loans	—	—	(9)	(42)	(29)
Policy charges	—	(91)	(263)	(701)	(446)
Contract terminations:
Surrender benefits	—	(1,719)	(20)	(44)	(5,373)
Units outstanding at end of year	—	1,039	818	9,228	2,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	15

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	MFS Utilities, Init Cl	Put VT Gro & Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Gro, Cl IB	Royce Micro-Cap, Invest Cl
Operations
Investment income (loss) — net	$224	$171	$18	$(25)	$(76)
Net realized gain (loss) on sales of investments	248	474	28	59	(59)
Distributions from capital gains	470	—	—	—	346
Net change in unrealized appreciation or depreciation of investments	(1,988)	(2,217)	(123)	(29)	(1,427)
Net increase (decrease) in net assets resulting from operations	(1,046)	(1,572)	(77)	5	(1,216)

Contract transactions
Contract purchase payments	369	970	850	436	1,417
Net transfers(1)	50	416	—	19	49
Transfers for policy loans	6	37	(67)	(43)	(46)
Policy charges	(967)	(888)	(296)	(319)	(1,470)
Contract terminations:
Surrender benefits	(571)	(1,237)	—	—	(2,353)
Increase (decrease) from contract transactions	(1,113)	(702)	487	93	(2,403)
Net assets at beginning of year	7,401	19,265	7,008	2,631	9,251
Net assets at end of year	$5,242	$16,991	$7,418	$2,729	$5,632

Accumulation unit activity
Units outstanding at beginning of year	2,708	11,838	6,759	3,041	2,555
Contract purchase payments	141	614	782	484	417
Net transfers(1)	20	274	—	20	13
Transfers for policy loans	3	23	(59)	(44)	(13)
Policy charges	(370)	(560)	(272)	(354)	(433)
Contract terminations:
Surrender benefits	(237)	(797)	—	—	(746)
Units outstanding at end of year	2,265	11,392	7,210	3,147	1,793

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

16	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Royce Sm-Cap, Invest Cl	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(29)	$13	$(4)
Net realized gain (loss) on sales of investments	369	(20)	7
Distributions from capital gains	401	184	95
Net change in unrealized appreciation or depreciation of investments	(1,365)	(195)	(106)
Net increase (decrease) in net assets resulting from operations	(624)	(18)	(8)

Contract transactions
Contract purchase payments	222	631	98
Net transfers(1)	—	—	—
Transfers for policy loans	—	(127)	—
Policy charges	(105)	(182)	(104)
Contract terminations:
Surrender benefits	(2,922)	—	—
Increase (decrease) from contract transactions	(2,805)	322	(6)
Net assets at beginning of year	5,133	2,041	575
Net assets at end of year	$1,704	$2,345	$561

Accumulation unit activity
Units outstanding at beginning of year	1,093	1,122	237
Contract purchase payments	49	339	39
Net transfers(1)	—	—	—
Transfers for policy loans	—	(65)	—
Policy charges	(23)	(98)	(41)
Contract terminations:
Surrender benefits	(704)	—	—
Units outstanding at end of year	415	1,298	235

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	17

Statements of Changes in Net Assets

Year ended Dec. 31, 2014	AB VPS Global Thematic Gro, Cl B	AB VPS Inter Bond, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(9)	$34	$(31)	$(115)	$(39)
Net realized gain (loss) on sales of investments	518	(8)	959	174	—
Distributions from capital gains	—	20	—	—	—
Net change in unrealized appreciation or depreciation of investments	(417)	33	(539)	1,062	—
Net increase (decrease) in net assets resulting from operations	92	79	389	1,121	(39)

Contract transactions
Contract purchase payments	59	—	254	582	717
Net transfers(1)	—	—	(1)	(105)	145
Transfers for policy loans	—	(11)	(14)	—	—
Policy charges	(128)	(239)	(407)	(333)	(564)
Contract terminations:
Surrender benefits	(1,644)	—	(1,676)	—	—
Increase (decrease) from contract transactions	(1,713)	(250)	(1,844)	144	298
Net assets at beginning of year	1,744	1,597	4,059	12,190	4,179
Net assets at end of year	$123	$1,426	$2,604	$13,455	$4,438

Accumulation unit activity
Units outstanding at beginning of year	2,855	953	4,052	8,198	3,828
Contract purchase payments	96	—	246	374	660
Net transfers(1)	—	—	(1)	(65)	134
Transfers for policy loans	—	(6)	(14)	—	—
Policy charges	(204)	(138)	(393)	(216)	(520)
Contract terminations:
Surrender benefits	(2,553)	—	(1,586)	—	—
Units outstanding at end of year	194	809	2,304	8,291	4,102

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

18	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Col VP Divd Opp, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$(26)	$1,185	$373	$(65)	$(192)
Net realized gain (loss) on sales of investments	253	81	(78)	145	673
Distributions from capital gains	—	—	103	—	—
Net change in unrealized appreciation or depreciation of investments	29	(697)	499	824	2,384
Net increase (decrease) in net assets resulting from operations	256	569	897	904	2,865

Contract transactions
Contract purchase payments	626	1,261	1,635	524	1,703
Net transfers(1)	(78)	503	1,212	—	(346)
Transfers for policy loans	(16)	—	—	—	73
Policy charges	(817)	(895)	(878)	(329)	(1,464)
Contract terminations:
Surrender benefits	—	—	(1,539)	—	—
Increase (decrease) from contract transactions	(285)	869	430	195	(34)
Net assets at beginning of year	2,942	21,401	20,515	6,814	20,059
Net assets at end of year	$2,913	$22,839	$21,842	$7,913	$22,890

Accumulation unit activity
Units outstanding at beginning of year	1,342	10,433	12,716	8,308	18,118
Contract purchase payments	274	598	983	613	1,466
Net transfers(1)	(35)	236	721	—	(285)
Transfers for policy loans	(7)	—	—	—	64
Policy charges	(355)	(424)	(528)	(384)	(1,259)
Contract terminations:
Surrender benefits	—	—	(920)	—	—
Units outstanding at end of year	1,219	10,843	12,972	8,537	18,104

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	19

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$(78)	$12	$64	$(280)	$22
Net realized gain (loss) on sales of investments	193	1	121	3,437	61
Distributions from capital gains	—	—	2	748	1
Net change in unrealized appreciation or depreciation of investments	317	56	511	(2,453)	(581)
Net increase (decrease) in net assets resulting from operations	432	69	698	1,452	(497)

Contract transactions
Contract purchase payments	388	165	519	3,009	301
Net transfers(1)	(138)	—	(8)	(67)	187
Transfers for policy loans	—	—	—	(189)	—
Policy charges	(237)	(59)	(405)	(2,968)	(301)
Contract terminations:
Surrender benefits	—	—	—	(14,407)	—
Increase (decrease) from contract transactions	13	106	106	(14,622)	187
Net assets at beginning of year	8,585	1,399	7,390	36,586	5,446
Net assets at end of year	$9,030	$1,574	$8,194	$23,416	$5,136

Accumulation unit activity
Units outstanding at beginning of year	3,398	1,110	5,095	8,739	4,653
Contract purchase payments	151	127	345	706	268
Net transfers(1)	(53)	—	(6)	(15)	169
Transfers for policy loans	—	—	—	(45)	—
Policy charges	(93)	(45)	(270)	(697)	(269)
Contract terminations:
Surrender benefits	—	—	—	(3,373)	—
Units outstanding at end of year	3,403	1,192	5,164	5,315	4,821

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	FTVIPT Frank Global Real Est, Cl 2	FTVIPT Frank Mutual Shares, Cl 2	FTVIPT Temp Foreign, Cl 2	GS VIT Strategic Gro, Inst	GS VIT Strategic Intl Eq, Inst
Operations
Investment income (loss) — net	$(63)	$51	$2	$(26)	$61
Net realized gain (loss) on sales of investments	(45)	102	—	192	22
Distributions from capital gains	—	24	—	1,006	—
Net change in unrealized appreciation or depreciation of investments	1,907	93	(14)	(567)	(273)
Net increase (decrease) in net assets resulting from operations	1,799	270	(12)	605	(190)

Contract transactions
Contract purchase payments	1,129	242	—	494	116
Net transfers(1)	(65)	(97)	—	—	(17)
Transfers for policy loans	(21)	—	—	30	—
Policy charges	(870)	(158)	—	(501)	(308)
Contract terminations:
Surrender benefits	—	—	—	—	—
Increase (decrease) from contract transactions	173	(13)	—	23	(209)
Net assets at beginning of year	12,789	4,350	100	4,757	2,439
Net assets at end of year	$14,761	$4,607	$88	$5,385	$2,040

Accumulation unit activity
Units outstanding at beginning of year	5,892	1,976	—	3,647	2,168
Contract purchase payments	481	106	—	367	105
Net transfers(1)	(27)	(42)	—	—	(14)
Transfers for policy loans	(9)	—	—	22	—
Policy charges	(371)	(69)	—	(368)	(279)
Contract terminations:
Surrender benefits	—	—	—	—	—
Units outstanding at end of year	5,966	1,971	—	3,668	1,980

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	21

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Core Eq, Ser I	Invesco VI Mid Cap Gro, Ser I	JPM Ins Trust U.S. Eq, Cl 1
Operations
Investment income (loss) — net	$1	$(111)	$(9)	$(120)	$—
Net realized gain (loss) on sales of investments	1	1,044	448	210	70
Distributions from capital gains	7	—	86	—	—
Net change in unrealized appreciation or depreciation of investments	11	18	718	826	(55)
Net increase (decrease) in net assets resulting from operations	20	951	1,243	916	15

Contract transactions
Contract purchase payments	—	1,471	863	1,208	—
Net transfers(1)	—	(126)	(418)	—	(7)
Transfers for policy loans	—	(101)	(14)	(76)	—
Policy charges	—	(985)	(661)	(651)	(120)
Contract terminations:
Surrender benefits	—	(2,542)	—	—	—
Increase (decrease) from contract transactions	—	(2,283)	(230)	481	(127)
Net assets at beginning of year	133	13,391	17,282	12,722	197
Net assets at end of year	$153	$12,059	$18,295	$14,119	$85

Accumulation unit activity
Units outstanding at beginning of year	—	9,926	10,865	9,591	86
Contract purchase payments	—	1,066	515	886	—
Net transfers(1)	—	(89)	(244)	—	(3)
Transfers for policy loans	—	(74)	(9)	(56)	—
Policy charges	—	(718)	(396)	(480)	(50)
Contract terminations:
Surrender benefits	—	(1,797)	—	—	—
Units outstanding at end of year	—	8,314	10,731	9,941	33

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Lazard Retire Intl Eq, Serv	Lazard Retire U.S. Strategic, Serv	LVIP Baron Gro Opp, Serv Cl	MFS New Dis, Init Cl	MFS Research, Init Cl
Operations
Investment income (loss) — net	$1	$(9)	$(23)	$(157)	$(8)
Net realized gain (loss) on sales of investments	—	41	291	315	256
Distributions from capital gains	—	543	18	3,570	870
Net change in unrealized appreciation or depreciation of investments	(9)	(6)	(170)	(5,234)	(86)
Net increase (decrease) in net assets resulting from operations	(8)	569	116	(1,506)	1,032

Contract transactions
Contract purchase payments	—	309	511	1,705	1,067
Net transfers(1)	—	—	(14)	44	(33)
Transfers for policy loans	—	—	(29)	(82)	(38)
Policy charges	—	(153)	(935)	(1,448)	(645)
Contract terminations:
Surrender benefits	—	—	—	—	—
Increase (decrease) from contract transactions	—	156	(467)	219	351
Net assets at beginning of year	144	4,063	3,493	18,552	10,951
Net assets at end of year	$136	$4,788	$3,142	$17,265	$12,334

Accumulation unit activity
Units outstanding at beginning of year	—	2,586	1,106	9,042	7,808
Contract purchase payments	—	188	163	891	738
Net transfers(1)	—	—	(4)	23	(24)
Transfers for policy loans	—	—	(9)	(43)	(26)
Policy charges	—	(93)	(298)	(758)	(444)
Contract terminations:
Surrender benefits	—	—	—	—	—
Units outstanding at end of year	—	2,681	958	9,155	8,052

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	23

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	MFS Utilities, Init Cl	Put VT Gro & Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Gro, Cl IB	Royce Micro-Cap, Invest Cl
Operations
Investment income (loss) — net	$80	$89	$1	$(23)	$(96)
Net realized gain (loss) on sales of investments	957	815	34	76	568
Distributions from capital gains	276	—	—	—	731
Net change in unrealized appreciation or depreciation of investments	(283)	947	(599)	(248)	(1,707)
Net increase (decrease) in net assets resulting from operations	1,030	1,851	(564)	(195)	(504)

Contract transactions
Contract purchase payments	429	1,224	850	436	1,521
Net transfers(1)	(73)	(524)	—	2	23
Transfers for policy loans	—	30	(58)	(37)	(47)
Policy charges	(993)	(923)	(285)	(302)	(1,506)
Contract terminations:
Surrender benefits	(1,692)	(1,688)	—	—	(2,268)
Increase (decrease) from contract transactions	(2,329)	(1,881)	507	99	(2,277)
Net assets at beginning of year	8,700	19,295	7,065	2,727	12,032
Net assets at end of year	$7,401	$19,265	$7,008	$2,631	$9,251

Accumulation unit activity
Units outstanding at beginning of year	3,556	13,012	6,297	2,931	3,175
Contract purchase payments	161	786	770	470	417
Net transfers(1)	(26)	(325)	—	3	6
Transfers for policy loans	—	19	(50)	(37)	(12)
Policy charges	(372)	(594)	(258)	(326)	(412)
Contract terminations:
Surrender benefits	(611)	(1,060)	—	—	(619)
Units outstanding at end of year	2,708	11,838	6,759	3,041	2,555

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Royce Sm-Cap, Invest Cl	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(38)	$11	$(4)
Net realized gain (loss) on sales of investments	48	20	20
Distributions from capital gains	593	206	68
Net change in unrealized appreciation or depreciation of investments	(486)	(346)	(60)
Net increase (decrease) in net assets resulting from operations	117	(109)	24

Contract transactions
Contract purchase payments	236	630	95
Net transfers(1)	—	—	(2)
Transfers for policy loans	—	(110)	—
Policy charges	(108)	(179)	(97)
Contract terminations:
Surrender benefits	—	—	—
Increase (decrease) from contract transactions	128	341	(4)
Net assets at beginning of year	4,888	1,809	555
Net assets at end of year	$5,133	$2,041	$575

Accumulation unit activity
Units outstanding at beginning of year	1,065	942	238
Contract purchase payments	52	328	42
Net transfers(1)	—	—	(1)
Transfers for policy loans	—	(55)	—
Policy charges	(24)	(93)	(42)
Contract terminations:
Surrender benefits	—	—	—
Units outstanding at end of year	1,093	1,122	237

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	25

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Life Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource® Signature Variable Universal Life Insurance (Signature VUL) policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. These financial statements represent all divisions in the Account.

Division	Fund
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B)
AB VPS Inter Bond, Cl B	AB VPS Intermediate Bond Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3) (previously Columbia Variable Portfolio – Cash Management Fund (Class 3))
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (previously Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3))
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
FTVIPT Frank Global Real Est, Cl 2	FTVIPT Franklin Global Real Estate VIP Fund – Class 2
FTVIPT Frank Mutual Shares, Cl 2	FTVIPT Franklin Mutual Shares VIP Fund – Class 2
FTVIPT Temp Foreign, Cl 2	FTVIPT Templeton Foreign VIP Fund – Class 2
GS VIT Strategic Gro, Inst	Goldman Sachs VIT Strategic Growth Fund – Institutional Shares
GS VIT Strategic Intl Eq, Inst	Goldman Sachs VIT Strategic International Equity Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares
JPM Ins Trust U.S. Eq, Cl 1	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
Lazard Retire Intl Eq, Serv	Lazard Retirement International Equity Portfolio – Service Shares
Lazard Retire U.S. Strategic, Serv	Lazard Retirement U.S. Strategic Equity Portfolio – Service Shares
LVIP Baron Gro Opp, Serv Cl	LVIP Baron Growth Opportunities Fund – Service Class
MFS New Dis, Init Cl	MFS® New Discovery Series – Initial Class
MFS Research, Init Cl	MFS® Research Series – Initial Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Gro, Cl IB	Putnam VT International Growth Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl	Royce Capital Fund – Small-Cap Portfolio, Investment Class
Wanger Intl	Wanger International
Wanger USA	Wanger USA

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the policies.

26	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2015.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 20, 2016. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset

Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  VARIABLE ACCOUNT EXPENSES

For Signature VUL policies, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	27

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

An administrative charge is deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge of 3% from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Additional information can be found in the product’s prospectus.

5.  SURRENDER CHARGES

RiverSource Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Investment Management Services Agreement*	Columbia Management Investment Advisers, LLC
Administrative Services Agreement*	Columbia Management Investment Advisers, LLC
Transfer and Dividend Disbursing Agent Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.

*	Effective May 1, 2016, the Investment Management Services Agreement and the Administrative Services Agreement will be combined under one Management Agreement with Columbia Management Investment Advisers, LLC.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2015 were as follows:

Division	Purchases
AB VPS Global Thematic Gro, Cl B	$50
AB VPS Inter Bond, Cl B	81
AB VPS Lg Cap Gro, Cl B	428
Col VP Bal, Cl 3	257
Col VP Govt Money Mkt, Cl 3	719
Col VP Divd Opp, Cl 3	465
Col VP Hi Yield Bond, Cl 3	2,278
Col VP Inter Bond, Cl 3	1,611
Col VP Lg Cap Gro, Cl 3	481
Col VP Disciplined Core, Cl 3	1,348
Col VP Select Sm Cap Val, Cl 3	171
Col VP US Govt Mtge, Cl 3	216
Fid VIP Gro & Inc, Serv Cl	978
Fid VIP Mid Cap, Serv Cl	4,218
Fid VIP Overseas, Serv Cl	310
FTVIPT Frank Global Real Est, Cl 2	1,190
FTVIPT Frank Mutual Shares, Cl 2	733
FTVIPT Temp Foreign, Cl 2	6
GS VIT Strategic Gro, Inst	1,157

Division	Purchases
GS VIT Strategic Intl Eq, Inst	$163
GS VIT U.S. Eq Insights, Inst	10
Invesco VI Am Fran, Ser I	1,378
Invesco VI Core Eq, Ser I	3,159
Invesco VI Mid Cap Gro, Ser I	2,297
JPM Ins Trust U.S. Eq, Cl 1	128
Lazard Retire Intl Eq, Serv	5
Lazard Retire U.S. Strategic, Serv	425
LVIP Baron Gro Opp, Serv Cl	481
MFS New Dis, Init Cl	2,023
MFS Research, Init Cl	1,937
MFS Utilities, Init Cl	1,060
Put VT Gro & Inc, Cl IB	1,632
Put VT Intl Eq, Cl IB	770
Put VT Intl Gro, Cl IB	365
Royce Micro-Cap, Invest Cl	1,099
Royce Sm-Cap, Invest Cl	641
Wanger Intl	844
Wanger USA	193

28	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
AB VPS Global Thematic Gro, Cl B
2015	0	$0.65	$0	—	0.90%	1.73%
2014	0	$0.63	$0	—	0.90%	3.87%
2013	3	$0.61	$2	0.02%	0.90%	21.82%
2012	3	$0.50	$1	—	0.90%	12.22%
2011	3	$0.45	$1	0.35%	0.90%	(24.09%)
AB VPS Inter Bond, Cl B
2015	1	$1.74	$1	3.23%	0.90%	(1.08%)
2014	1	$1.76	$1	3.18%	0.90%	5.26%
2013	1	$1.68	$2	3.31%	0.90%	(3.21%)
2012	1	$1.73	$2	4.01%	0.90%	4.84%
2011	2	$1.65	$3	5.05%	0.90%	5.43%
AB VPS Lg Cap Gro, Cl B
2015	2	$1.24	$3	—	0.90%	9.86%
2014	2	$1.13	$3	—	0.90%	12.82%
2013	4	$1.00	$4	—	0.90%	35.77%
2012	4	$0.74	$3	0.03%	0.90%	15.08%
2011	4	$0.64	$3	0.09%	0.90%	(4.14%)
Col VP Bal, Cl 3
2015	8	$1.64	$13	—	0.90%	0.79%
2014	8	$1.62	$13	—	0.90%	9.14%
2013	8	$1.49	$12	—	0.90%	20.35%
2012	8	$1.24	$10	—	0.90%	13.23%
2011	9	$1.09	$10	—	0.90%	1.47%
Col VP Govt Money Mkt, Cl 3
2015	4	$1.07	$4	—	0.90%	(0.91%)
2014	4	$1.08	$4	—	0.90%	(0.90%)
2013	4	$1.09	$4	—	0.90%	(0.90%)
2012	4	$1.10	$4	0.00%	0.90%	(0.92%)
2011	6	$1.11	$6	0.00%	0.90%	(0.91%)
Col VP Divd Opp, Cl 3
2015	1	$2.30	$3	—	0.90%	(3.64%)
2014	1	$2.39	$3	—	0.90%	8.92%
2013	1	$2.19	$3	—	0.90%	25.58%
2012	2	$1.75	$3	—	0.90%	12.96%
2011	3	$1.55	$4	—	0.90%	(5.86%)
Col VP Hi Yield Bond, Cl 3
2015	7	$2.06	$15	6.18%	0.90%	(2.03%)
2014	11	$2.11	$23	6.20%	0.90%	2.68%
2013	10	$2.05	$21	6.64%	0.90%	5.11%
2012	10	$1.95	$20	7.33%	0.90%	14.69%
2011	10	$1.70	$17	8.20%	0.90%	4.73%
Col VP Inter Bond, Cl 3
2015	13	$1.67	$21	1.33%	0.90%	(0.74%)
2014	13	$1.68	$22	2.66%	0.90%	4.37%
2013	13	$1.61	$21	4.32%	0.90%	(3.27%)
2012	11	$1.67	$18	3.81%	0.90%	6.59%
2011	12	$1.56	$19	4.63%	0.90%	5.72%
Col VP Lg Cap Gro, Cl 3
2015	9	$1.00	$9	—	0.90%	8.02%
2014	9	$0.93	$8	—	0.90%	13.01%
2013	8	$0.82	$7	—	0.90%	29.09%
2012	8	$0.64	$5	—	0.90%	19.06%
2011	9	$0.53	$5	—	0.90%	(4.10%)

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	29

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
Col VP Disciplined Core, Cl 3
2015	18	$1.26	$23	—	0.90%	(0.15%)
2014	18	$1.26	$23	—	0.90%	14.19%
2013	18	$1.11	$20	—	0.90%	32.45%
2012	18	$0.84	$15	—	0.90%	12.84%
2011	20	$0.74	$15	—	0.90%	4.28%
Col VP Select Sm Cap Val, Cl 3
2015	3	$2.54	$8	—	0.90%	(4.10%)
2014	3	$2.65	$9	—	0.90%	5.03%
2013	3	$2.53	$9	—	0.90%	47.05%
2012	4	$1.72	$7	—	0.90%	16.70%
2011	4	$1.47	$6	—	0.90%	(9.34%)
Col VP US Govt Mtge, Cl 3
2015	1	$1.32	$2	2.83%	0.90%	0.30%
2014	1	$1.32	$2	1.77%	0.90%	4.83%
2013	1	$1.26	$1	0.62%	0.90%	(2.84%)
2012	1	$1.30	$1	1.05%	0.90%	0.71%
2011	1	$1.29	$2	0.97%	0.90%	0.47%
Fid VIP Gro & Inc, Serv Cl
2015	5	$1.54	$8	2.06%	0.90%	(3.23%)
2014	5	$1.59	$8	1.73%	0.90%	9.40%
2013	5	$1.45	$7	1.56%	0.90%	32.26%
2012	6	$1.10	$7	2.18%	0.90%	17.34%
2011	8	$0.93	$7	1.66%	0.90%	0.66%
Fid VIP Mid Cap, Serv Cl
2015	5	$4.30	$21	0.38%	0.90%	(2.38%)
2014	5	$4.41	$23	0.11%	0.90%	5.25%
2013	9	$4.19	$37	0.38%	0.90%	34.84%
2012	10	$3.11	$32	0.53%	0.90%	13.72%
2011	11	$2.73	$31	0.11%	0.90%	(11.51%)
Fid VIP Overseas, Serv Cl
2015	5	$1.09	$5	1.28%	0.90%	2.56%
2014	5	$1.06	$5	1.30%	0.90%	(8.98%)
2013	5	$1.17	$5	1.21%	0.90%	29.21%
2012	5	$0.91	$5	2.03%	0.90%	19.46%
2011	5	$0.76	$4	1.35%	0.90%	(17.97%)
FTVIPT Frank Global Real Est, Cl 2
2015	4	$2.47	$10	3.25%	0.90%	(0.33%)
2014	6	$2.48	$15	0.45%	0.90%	13.98%
2013	6	$2.17	$13	4.52%	0.90%	1.40%
2012	6	$2.14	$12	—	0.90%	26.27%
2011	6	$1.70	$10	8.11%	0.90%	(6.50%)
FTVIPT Frank Mutual Shares, Cl 2
2015	2	$2.20	$4	3.15%	0.90%	(5.79%)
2014	2	$2.34	$5	2.04%	0.90%	6.16%
2013	2	$2.20	$4	2.09%	0.90%	27.11%
2012	2	$1.73	$3	2.05%	0.90%	13.22%
2011	2	$1.53	$3	2.40%	0.90%	(1.93%)
FTVIPT Temp Foreign, Cl 2
2015	—	$1.73	$0	3.22%	0.90%	(7.33%)
2014	—	$1.86	$0	1.87%	0.90%	(11.93%)
2013	—	$2.12	$0	2.35%	0.90%	21.86%
2012	—	$1.74	$0	2.97%	0.90%	17.17%
2011	—	$1.48	$0	1.73%	0.90%	(11.43%)

30	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
GS VIT Strategic Gro, Inst
2015	4	$1.51	$6	0.36%	0.90%	2.60%
2014	4	$1.47	$5	0.39%	0.90%	12.62%
2013	4	$1.30	$5	0.42%	0.90%	31.24%
2012	4	$0.99	$4	0.68%	0.90%	18.81%
2011	6	$0.84	$5	0.67%	0.90%	(3.49%)
GS VIT Strategic Intl Eq, Inst
2015	2	$1.03	$2	1.62%	0.90%	0.15%
2014	2	$1.03	$2	3.55%	0.90%	(8.37%)
2013	2	$1.12	$2	1.84%	0.90%	23.09%
2012	2	$0.91	$2	2.13%	0.90%	20.15%
2011	3	$0.76	$2	3.35%	0.90%	(15.81%)
GS VIT U.S. Eq Insights, Inst
2015	—	$1.59	$0	1.39%	0.90%	(0.90%)
2014	—	$1.60	$0	1.46%	0.90%	15.32%
2013	—	$1.39	$0	1.18%	0.90%	36.28%
2012	—	$1.02	$0	1.86%	0.90%	13.43%
2011	—	$0.90	$0	1.79%	0.90%	3.12%
Invesco VI Am Fran, Ser I
2015	8	$1.51	$12	—	0.90%	4.07%
2014	8	$1.45	$12	0.04%	0.90%	7.47%
2013	10	$1.35	$13	0.39%	0.90%	38.88%
2012	12	$0.97	$12	—	0.90%	(3.09	%)(4)
Invesco VI Core Eq, Ser I
2015	11	$1.59	$18	1.16%	0.90%	(6.62%)
2014	11	$1.71	$18	0.86%	0.90%	7.18%
2013	11	$1.59	$17	1.39%	0.90%	28.09%
2012	11	$1.24	$14	0.96%	0.90%	12.86%
2011	11	$1.10	$13	0.94%	0.90%	(0.96%)
Invesco VI Mid Cap Gro, Ser I
2015	10	$1.42	$15	—	0.90%	0.30%
2014	10	$1.42	$14	—	0.90%	7.07%
2013	10	$1.33	$13	0.38%	0.90%	35.79%
2012	11	$0.98	$11	—	0.90%	(2.32	%)(4)
JPM Ins Trust U.S. Eq, Cl 1
2015	—	$2.59	$0	0.62%	0.90%	(0.03%)
2014	0	$2.59	$0	1.00%	0.90%	12.88%
2013	0	$2.29	$0	1.41%	0.90%	35.00%
2012	0	$1.70	$0	1.62%	0.90%	16.59%
2011	0	$1.46	$0	1.21%	0.90%	(2.75%)
Lazard Retire Intl Eq, Serv
2015	—	$1.29	$0	1.59%	0.90%	0.83%
2014	—	$1.28	$0	1.56%	0.90%	(5.07%)
2013	—	$1.35	$0	1.34%	0.90%	19.68%
2012	—	$1.13	$0	1.71%	0.90%	20.02%
2011	—	$0.94	$0	1.98%	0.90%	(8.10%)
Lazard Retire U.S. Strategic, Serv
2015	1	$1.67	$2	0.17%	0.90%	(6.29%)
2014	3	$1.79	$5	0.70%	0.90%	13.68%
2013	3	$1.57	$4	0.94%	0.90%	26.92%
2012	2	$1.24	$3	1.19%	0.90%	12.99%
2011	2	$1.10	$3	1.08%	0.90%	1.04%
LVIP Baron Gro Opp, Serv Cl
2015	1	$3.10	$3	7.62%	0.90%	(5.62%)
2014	1	$3.29	$3	0.18%	0.90%	3.92%
2013	1	$3.16	$3	0.39%	0.90%	38.81%
2012	1	$2.28	$3	1.08%	0.90%	17.18%
2011	2	$1.94	$4	—	0.90%	3.09%

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	31

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
MFS New Dis, Init Cl
2015	9	$1.83	$17	—	0.90%	(2.77%)
2014	9	$1.89	$17	—	0.90%	(8.09%)
2013	9	$2.05	$19	—	0.90%	40.25%
2012	11	$1.46	$16	—	0.90%	20.13%
2011	13	$1.22	$15	—	0.90%	(11.07%)
MFS Research, Init Cl
2015	3	$1.53	$4	0.77%	0.90%	(0.10%)
2014	8	$1.53	$12	0.83%	0.90%	9.21%
2013	8	$1.40	$11	0.34%	0.90%	31.10%
2012	10	$1.07	$11	0.80%	0.90%	16.22%
2011	9	$0.92	$9	0.87%	0.90%	(1.34%)
MFS Utilities, Init Cl
2015	2	$2.32	$5	4.21%	0.90%	(15.28%)
2014	3	$2.73	$7	1.85%	0.90%	11.72%
2013	4	$2.45	$9	2.25%	0.90%	19.44%
2012	4	$2.05	$9	6.12%	0.90%	12.46%
2011	5	$1.82	$10	3.29%	0.90%	5.83%
Put VT Gro & Inc, Cl IB
2015	11	$1.49	$17	1.81%	0.90%	(8.36%)
2014	12	$1.63	$19	1.36%	0.90%	9.74%
2013	13	$1.48	$19	1.67%	0.90%	34.46%
2012	14	$1.10	$16	1.69%	0.90%	18.07%
2011	15	$0.93	$14	1.22%	0.90%	(5.49%)
Put VT Intl Eq, Cl IB
2015	7	$1.03	$7	1.14%	0.90%	(0.76%)
2014	7	$1.04	$7	0.90%	0.90%	(7.61%)
2013	6	$1.12	$7	1.51%	0.90%	26.92%
2012	8	$0.88	$7	2.04%	0.90%	20.82%
2011	7	$0.73	$5	3.06%	0.90%	(17.68%)
Put VT Intl Gro, Cl IB
2015	3	$0.87	$3	—	0.90%	0.21%
2014	3	$0.87	$3	0.06%	0.90%	(6.99%)
2013	3	$0.93	$3	1.22%	0.90%	21.27%
2012	5	$0.77	$4	1.34%	0.90%	19.92%
2011	4	$0.64	$3	2.15%	0.90%	(18.63%)
Royce Micro-Cap, Invest Cl
2015	2	$3.14	$6	—	0.90%	(13.24%)
2014	3	$3.62	$9	—	0.90%	(4.44%)
2013	3	$3.79	$12	0.55%	0.90%	19.90%
2012	3	$3.16	$10	—	0.90%	6.64%
2011	5	$2.96	$13	2.14%	0.90%	(12.89%)
Royce Sm-Cap, Invest Cl
2015	0	$4.11	$2	0.29%	0.90%	(12.59%)
2014	1	$4.70	$5	0.13%	0.90%	2.31%
2013	1	$4.59	$5	1.14%	0.90%	33.55%
2012	1	$3.44	$4	0.10%	0.90%	11.49%
2011	1	$3.08	$4	0.31%	0.90%	(4.15%)
Wanger Intl
2015	1	$1.81	$2	1.48%	0.90%	(0.80%)
2014	1	$1.82	$2	1.49%	0.90%	(5.26%)
2013	1	$1.92	$2	2.78%	0.90%	21.27%
2012	3	$1.58	$5	1.18%	0.90%	20.47%
2011	4	$1.32	$5	4.09%	0.90%	(15.39%)

32	RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT

	At Dec. 31			For the year ended Dec. 31
	Units (000s)	Accumulation unit value	Net assets (000s)	Investment income ratio(1)	Expense ratio(2)	Total return(3)
Wanger USA
2015	0	$2.39	$1	—	0.90%	(1.50%)
2014	0	$2.42	$1	—	0.90%	3.84%
2013	0	$2.33	$1	0.13%	0.90%	32.55%
2012	0	$1.76	$0	0.13%	0.90%	18.93%
2011	1	$1.48	$1	—	0.90%	(4.36%)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(2)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)	New subaccount operations commenced on April 27, 2012.

RIVERSOURCE SIGNATURE VARIABLE UNIVERSAL LIFE INSURANCE – 2015 ANNUAL REPORT	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder’s equity and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Company and its subsidiaries at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

February 25, 2016

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2015	2014
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2015, $20,886; 2014, $21,354)	$21,772	$23,243
Common stocks, at fair value (cost: 2015 and 2014, $2)	7	7
Mortgage loans, at amortized cost (less allowance for loan losses: 2015, $19; 2014, $23)	3,211	3,298
Policy loans	823	805
Other investments	998	987
Total investments	26,811	28,340
Cash and cash equivalents	370	307
Reinsurance recoverables	2,415	2,268
Other receivables	255	206
Accrued investment income	244	255
Deferred acquisition costs	2,688	2,576
Other assets	4,569	5,006
Separate account assets	76,004	79,178
Total assets	$113,356	$118,136

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$29,029	$29,805
Short-term borrowings	200	200
Other liabilities	4,058	4,650
Separate account liabilities	76,004	79,178
Total liabilities	109,291	113,833
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,465	2,464
Retained earnings	1,202	1,107
Accumulated other comprehensive income, net of tax	395	729
Total shareholder’s equity	4,065	4,303
Total liabilities and shareholder’s equity	$113,356	$118,136

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2015	2014	2013
Revenues
Premiums	$406	$423	$430
Net investment income	1,218	1,294	1,411
Policy and contract charges	1,880	1,821	1,725
Other revenues	422	390	359
Net realized investment gains	4	38	3
Total revenues	3,930	3,966	3,928

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,213	1,046	1,172
Interest credited to fixed accounts	668	713	806
Amortization of deferred acquisition costs	273	293	141
Other insurance and operating expenses	736	740	746
Total benefits and expenses	2,890	2,792	2,865
Pretax income	1,040	1,174	1,063
Income tax provision	145	209	221
Net income	$895	$965	$842

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(8)	$(6)	$(11)
Portion of loss recognized in other comprehensive income (before taxes)	1	1	5
Net impairment losses recognized in net realized investment gains	$(7)	$(5)	$(6)

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2015	2014	2013

Net income	$895	$965	$842
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(338)	74	(588)
Net unrealized gains on derivatives	4	5	4
Total other comprehensive income (loss), net of tax	(334)	79	(584)
Total comprehensive income	$561	$1,044	$258

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2013	$3	$2,462	$1,000	$1,234	$4,699
Comprehensive income:
Net income	—	—	842	—	842
Other comprehensive loss, net of tax	—	—	—	(584)	(584)

Total comprehensive income					258
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2013	3	2,463	1,042	650	4,158
Comprehensive income:
Net income	—	—	965	—	965
Other comprehensive income, net of tax	—	—	—	79	79

Total comprehensive income					1,044
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(900)	—	(900)

Balances at December 31, 2014	3	2,464	1,107	729	4,303
Comprehensive income:
Net income	—	—	895	—	895
Other comprehensive loss, net of tax	—	—	—	(334)	(334)

Total comprehensive income					561
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)
Balances at December 31, 2015	$3	$2,465	$1,202	$395	$4,065

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2015	2014	2013
Cash Flows from Operating Activities
Net income	$895	$965	$842
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	18	8	(20)
Deferred income tax expense (benefit)	(91)	209	(76)
Contractholder and policyholder charges, non-cash	(334)	(329)	(322)
Loss from equity method investments	18	24	12
Net realized investment gains	(13)	(45)	(9)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains	9	7	6
Changes in operating assets and liabilities:
Deferred acquisition costs	(2)	33	(128)
Policyholder account balances, future policy benefits and claims	703	1,375	(1,053)
Derivatives, net of collateral	69	(894)	1,733
Reinsurance recoverables	(132)	(107)	(121)
Other receivables	(9)	(4)	4
Accrued investment income	11	20	16
Other, net	407	(357)	132
Net cash provided by operating activities	1,549	905	1,016

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	158	309	171
Maturities, sinking fund payments and calls	2,589	2,848	3,682
Purchases	(2,279)	(1,589)	(3,672)
Proceeds from maturities and repayments of mortgage loans	618	562	696
Funding of mortgage loans	(523)	(523)	(619)
Proceeds from sales and collections of other investments	115	140	119
Purchase of other investments	(158)	(304)	(235)
Purchase of land, buildings, equipment and software	(11)	(8)	(8)
Change in policy loans, net	(18)	(32)	(21)
Advance on line of credit to Ameriprise Financial, Inc.	—	(15)	—
Repayment from Ameriprise Financial, Inc. on line of credit	—	15	—
Other, net	4	5	49
Net cash provided by investing activities	495	1,408	162

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	2,061	2,042	2,158
Net transfers to separate accounts	(171)	(216)	(116)
Surrenders and other benefits	(2,714)	(2,440)	(1,994)
Change in short-term borrowings, net	(1)	(301)	(2)
Proceeds from line of credit with Ameriprise Financial, Inc.	6	56	94
Payments on line of credit with Ameriprise Financial, Inc.	(6)	(206)	(94)
Tax adjustment on share-based incentive compensation plan	1	1	1
Cash received for purchased options with deferred premiums	16	13	—
Cash paid for purchased options with deferred premiums	(373)	(399)	(417)
Cash dividends to Ameriprise Financial, Inc.	(800)	(900)	(800)
Net cash used in financing activities	(1,981)	(2,350)	(1,170)
Net increase (decrease) in cash and cash equivalents	63	(37)	8
Cash and cash equivalents at beginning of period	307	344	336
Cash and cash equivalents at end of period	$370	$307	$344

Supplemental Disclosures:
Income taxes paid (received), net	$(57)	$471	$94
Interest paid on borrowings	1	1	4
Non-cash investing activity:
Affordable housing partnership commitments not yet remitted	45	38	96

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

The Company’s principal products are variable deferred annuities and variable and fixed universal life insurance, including indexed universal life (“IUL”), which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit provisions to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) provisions.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Voting interest entities (“VOEs”) are those entities that do not qualify as a variable interest entity (“VIE”). The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method when the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. An entity that meets one of these criteria is assessed for consolidation under one of the following models:

•	If the VIE is a registered money market fund, or is an investment company, or has the financial characteristics of an investment company, and the following are true:

(i)	the reporting entity does not have an explicit or implicit obligation to fund the investment company’s losses; and

(ii)	the investment company is not a securitization entity, asset backed financing entity, or an entity previously considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. Entities that are assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

RiverSource Life Insurance Company

When determining whether the Company will absorb the majority of a VIE’s expected losses or receive a majority of a VIE’s expected returns, it analyzes the purpose and design of the VIE and identifies the variable interests it holds. The Company then quantitatively determines whether its variable interests will absorb a majority of the VIE’s expected losses or residual returns. If the Company will absorb the majority of the VIE’s expected losses or residual returns, the Company consolidates the VIE.

•	If the VIE does not meet the criteria above, then the VIE will be consolidated by the reporting entity that determines it has both:

(i)	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

(ii)	the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Entities that are assessed for consolidation under this framework include investments in qualified affordable housing partnerships.

When evaluating entities for consolidation under this framework, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting as an asset manager enabling it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in a more passive role such as a limited partner without substantive rights to impact the economic performance of the entity.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as management and incentive fees and investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors.

If the Company consolidates a VIE under either accounting model, it is referred to as the VIE’s primary beneficiary.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously

RiverSource Life Insurance Company

determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Mortgage Loans, net

Mortgage loans, net reflect the Company’s interest in commercial and residential mortgage loans, less the related allowance for loan losses and unamortized discount on residential mortgage loans.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans which represent investments in below investment grade loan syndications. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans

Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses, if any and unamortized discounts.

Interest income is accrued on the unpaid principal balances of the loans as earned. The discount for residential mortgage loans is accreted straight-line over the remaining life of the loans.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Residential mortgage loans are impaired when management determines the assets are uncollectible and commences foreclosure proceedings on the property, at which time the property is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

RiverSource Life Insurance Company

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, FICO scores of the borrower, debt service coverage and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The evaluation of impairment on residential mortgage loans is primarily driven by delinquency status of individual loans. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which

RiverSource Life Insurance Company

risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years.

At December 31, 2015 and 2014, land, buildings, equipment and software were $153 million and $159 million, respectively, net of accumulated depreciation of $129 million and $122 million, respectively. Depreciation and amortization expense for the years ended December 31, 2015, 2014 and 2013 was $15 million, $15 million and $16 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of equity indexed annuities (“EIA”) and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs

RiverSource Life Insurance Company

based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI, advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed annuity contracts, universal life (“UL”) and variable universal life (“VUL”) insurance products), DAC are amortized based on projections of estimated gross profits (“EGPs”) over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts). When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life, DI and LTC insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

The assumptions for LTC insurance products include interest rates, premium rate increases, persistency rates and morbidity rates. These assumptions are management’s best estimate from previous loss recognition and thus no longer provide for adverse deviations in experience.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets, and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts, EIA and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

The establishment of reserves is an estimation process using a variety of methods, assumptions and data elements. If actual experience is better than or equal to the results of the estimation process, then reserves should be adequate to provide for future benefits and expenses. If actual experience is worse than the results of the estimation process, additional reserves may be required.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for EIA are equal to the host contract values covering guaranteed benefits and the fair value of embedded equity options. Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up (“GGU”) benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality,

RiverSource Life Insurance Company

persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets which can cause these embedded derivatives to be either an asset or a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported health insurance claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and health insurance policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC polices, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests annually in the third quarter of each year using best estimate assumptions without provisions for adverse deviation. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a change to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions are locked in and used in subsequent valuations. The assumptions for LTC insurance products are management’s best estimate from previous loss recognition and thus no longer provide for adverse deviations in experience.

Unearned Revenue Liability

The Company’s fixed and variable universal life policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and on the residential mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Mortality and expense risk fees are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on fixed and variable universal life insurance and contract charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products) and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Transfers and Servicing

In June 2014, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to transfers and servicing. The update requires repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings consistent with the accounting for other repurchase agreements. The standard requires disclosures related to transfers of financial assets accounted for as sales in transactions that are similar to repurchase agreements. The standard also requires disclosures on the remaining contractual maturity of the agreements, disaggregation of the gross obligation by class of collateral pledged and potential risks associated with the agreements and the related collateral pledged in repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings. The standard is effective for interim and annual periods beginning after December 15, 2014, except for the disclosure requirements for repurchase agreements, security lending transactions and repurchase-to-maturity transactions accounted for as secured borrowings which are effective for interim periods beginning after March 15, 2015. The standard requires entities to present changes in accounting for transactions outstanding at the effective date as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The adoption of the standard did not have any effect on the Company’s consolidated financial condition and results of operations. See Note 12 and Note 16 for the required disclosures.

Receivables — Troubled Debt Restructuring by Creditors

In January 2014, the FASB updated the accounting standard related to recognizing residential real estate obtained through a repossession or foreclosure from a troubled debtor. The update clarifies the criteria for derecognition of the loan receivable and recognition of the real estate property. The standard is effective for interim and annual periods beginning after December 15, 2014 and can be applied under a modified retrospective transition method or a prospective transition method. The adoption of the standard did not have any effect on the Company’s consolidated financial condition and results of operations.

Investments — Equity Method and Joint Ventures

In January 2014, the FASB updated the accounting standard related to investments in qualified affordable housing projects. The update allows for an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, the investment in a qualified affordable housing project is amortized in proportion to the tax credits and other tax benefits received. The net

RiverSource Life Insurance Company

investment performance is recognized as a component of income tax expense (benefit). The standard is effective for interim and annual periods beginning after December 15, 2014 and should be applied retrospectively to all periods presented. The Company did not elect the proportional amortization method.

Future Adoption of New Accounting Standards

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value through net income. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain provisions. Generally, the update should be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Fair Value Measurement — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the FASB updated the accounting standards related to fair value measurement. The update applies to investments that are measured at net asset value (“NAV”). The standard eliminates the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share as a practical expedient. In addition, the update limits disclosures to investments for which the entity elected to measure the fair value using the practical expedient rather than all eligible investments. The standard is effective for interim and annual periods beginning after December 15, 2015. The standard should be applied retrospectively to all periods presented and early adoption is permitted. The Company adopted the standard on January 1, 2016. There was no impact of the standard to the Company’s consolidated financial condition and results of operations.

Interest — Imputation of Interest

In April 2015, the FASB updated the accounting standards related to debt issuance costs. The update requires that debt issuance costs be presented on the balance sheet as a direct deduction from the carrying amount of debt. The update does not impact the measurement or recognition of debt issuance costs. In August 2015, the FASB updated the guidance to allow companies to make a policy election to exclude debt issuance costs for line-of-credit arrangements from the standard. The standard is effective for interim and annual periods beginning after December 15, 2015. The standard is to be applied on a retrospective basis to all periods presented. Early adoption of the standard is permitted. The Company adopted the standard on January 1, 2016. There was no impact of the standard to the Company’s consolidated financial condition and results of operations.

Consolidation

In February 2015, the FASB updated the accounting standard for consolidation. The update changes the accounting for the consolidation model for limited partnerships and VIEs and excludes certain money market funds from the consolidation analysis. Specific to the consolidation analysis of a VIE, the update clarifies consideration of fees paid to a decision maker and amends the related party guidance. The standard is effective for periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The standard may be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption or applied retrospectively. The Company adopted the standard on January 1, 2016. There was no impact of the standard to the Company’s consolidated financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract. In addition, the standard requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. In August 2015, the FASB updated the accounting standards to defer the effective date by one year. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company is currently evaluating the impact of the standard on its consolidated financial condition, results of operations and disclosures.

RiverSource Life Insurance Company

4.  VARIABLE INTEREST ENTITIES

The Company has variable interests in affordable housing partnerships for which it is not the primary beneficiary and therefore does not consolidate. The Company’s maximum exposure to loss as a result of its investments in affordable housing partnerships is limited to the carrying value of these investments. The carrying value is reflected in other investments and was $517 million and $504 million as of December 31, 2015 and 2014, respectively. The Company has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded for future funding commitments nor has it provided any additional support to the affordable housing partnerships.

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Consolidated Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information about these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2015
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$13,764	$891	$(281)	$14,374	$2
Residential mortgage backed securities	3,015	96	(36)	3,075	(8)
Commercial mortgage backed securities	2,081	68	(13)	2,136	—
State and municipal obligations	1,023	153	(27)	1,149	—
Asset backed securities	748	33	(5)	776	—
Foreign government bonds and obligations	217	17	(11)	223	—
U.S. government and agencies obligations	38	1	—	39	—
Total fixed maturities	20,886	1,259	(373)	21,772	(6)
Common stocks	2	5	—	7	3
Total	$20,888	$1,264	$(373)	$21,779	$(3)

	December 31, 2014
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$13,763	$1,474	$(54)	$15,183	$3
Residential mortgage backed securities	3,374	150	(32)	3,492	(9)
Commercial mortgage backed securities	2,116	115	(3)	2,228	—
State and municipal obligations	947	191	(25)	1,113	—
Asset backed securities	882	56	(1)	937	—
Foreign government bonds and obligations	236	21	(6)	251	—
U.S. government and agencies obligations	36	3	—	39	—
Total fixed maturities	21,354	2,010	(121)	23,243	(6)
Common stocks	2	5	—	7	3
Total	$21,356	$2,015	$(121)	$23,250	$(3)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2015 and 2014, investment securities with a fair value of $862 million and $1.2 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $408 million and $689 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2015 and 2014, fixed maturity securities comprised approximately 81% and 82%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized

RiverSource Life Insurance Company

Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2015 and 2014, approximately $1.1 billion and $1.2 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2015			December 31, 2014
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,661	$4,806	22%	$5,111	$5,374	23%
AA	1,010	1,185	5	967	1,158	5
A	3,749	4,101	19	4,452	5,062	22
BBB	9,964	10,278	47	9,328	10,165	44
Below investment grade	1,502	1,402	7	1,496	1,484	6
Total fixed maturities	$20,886	$21,772	100%	$21,354	$23,243	100%

At December 31, 2015 and 2014, approximately 47% and 46%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2015
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	253	$3,703	$(208)	35	$300	$(73)	288	$4,003	$(281)
Residential mortgage backed securities	36	535	(7)	59	526	(29)	95	1,061	(36)
Commercial mortgage backed securities	45	568	(12)	3	33	(1)	48	601	(13)
State and municipal obligations	9	40	(1)	2	101	(26)	11	141	(27)
Asset backed securities	21	241	(5)	—	—	—	21	241	(5)
Foreign government bonds and obligations	9	39	(2)	15	27	(9)	24	66	(11)
Total	373	$5,126	$(235)	114	$987	$(138)	487	$6,113	$(373)

	December 31, 2014
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	106	$1,093	$(36)	40	$689	$(18)	146	$1,782	$(54)
Residential mortgage backed securities	17	138	(2)	55	670	(30)	72	808	(32)
Commercial mortgage backed securities	9	80	—	9	95	(3)	18	175	(3)
State and municipal obligations	1	5	—	2	102	(25)	3	107	(25)
Asset backed securities	5	52	—	3	32	(1)	8	84	(1)
Foreign government bonds and obligations	4	10	(1)	14	27	(5)	18	37	(6)
Total	142	$1,378	$(39)	123	$1,615	$(82)	265	$2,993	$(121)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a widening of credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss):

	December 31,
(in millions)	2015	2014	2013
Beginning balance	$33	$54	$87
Credit losses for which an other-than-temporary impairment was not previously recognized	—	1	2
Credit losses for which an other-than-temporary impairment was previously recognized	—	—	4
Reductions for securities sold during the period (realized)	—	(22)	(39)
Ending balance	$33	$33	$54

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Gross realized investment gains	$30	$51	$11
Gross realized investment losses	(17)	(6)	—
Other-than-temporary impairments	(7)	(5)	(6)
Total	$6	$40	$5

Other-than-temporary impairments for the years ended December 31, 2015 and 2014 primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2013 primarily related to credit losses on non-agency residential mortgage backed securities.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity at December 31, 2015 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$882	$893
Due after one year through five years	5,419	5,731
Due after five years through 10 years	5,062	5,046
Due after 10 years	3,679	4,115
	15,042	15,785
Residential mortgage backed securities	3,015	3,075
Commercial mortgage backed securities	2,081	2,136
Asset backed securities	748	776
Common stocks	2	7
Total	$20,888	$21,779

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

Net investment income is summarized as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Fixed maturities	$1,034	$1,112	$1,205
Mortgage loans	177	183	202
Other investments	33	29	37
	1,244	1,324	1,444
Less: investment expenses	26	30	33
Total	$1,218	$1,294	$1,411

Net realized investment gains are summarized as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Fixed maturities	$6	$40	$5
Mortgage loans	—	—	(1)
Other investments	(2)	(2)	(1)
Total	$4	$38	$3

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial and residential mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans. The Company does not currently have an allowance for loan losses for residential mortgage loans.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans and syndicated loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in millions)	2015	2014	2013
Beginning balance	$28	$28	$30
Charge-offs	(4)	(2)	(2)
Provisions	1	2	—
Ending balance	$25	$28	$28

Individually evaluated for impairment	$4	$9	$8
Collectively evaluated for impairment	21	19	20

The recorded investment in commercial and residential mortgage loans and syndicated loans by impairment method was as follows:

	December 31,
	2015	2014
Individually evaluated for impairment	$25	$32
Collectively evaluated for impairment	3,657	3,740
Total	$3,682	$3,772

As of December 31, 2015 and 2014, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $12 million and $4 million, respectively.

During the years ended December 31, 2015, 2014 and 2013, the Company purchased $106 million, $180 million and $158 million, respectively, and sold $15 million, $13 million and $2 million, respectively, consisting primarily of syndicated loans.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were $8 million and $10 million as of December 31, 2015 and 2014, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 1% of total commercial mortgage loans at both December 31, 2015 and 2014. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(in millions)
South Atlantic	$746	$710	28%	27%
Pacific	709	673	27	26
Mountain	242	236	9	9
West North Central	217	223	8	8
East North Central	208	237	8	9
Middle Atlantic	203	210	8	8
West South Central	128	151	5	6
New England	115	130	4	5
East South Central	68	62	3	2

	2,636	2,632	100%	100%

Less: allowance for loan losses	19	23

Total	$2,617	$2,609

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(in millions)
Retail	$947	$956	36%	36%
Office	522	535	20	20
Apartments	473	473	18	18
Industrial	444	447	17	17
Mixed use	35	46	1	2
Hotel	34	32	1	1
Other	181	143	7	6

	2,636	2,632	100%	100%

Less: allowance for loan losses	19	23

Total	$2,617	$2,609

Residential Mortgage Loans

The recorded investment in residential mortgage loans at December 31, 2015 and 2014 was $594 million and $689 million, respectively. The Company considers the credit worthiness of borrowers (FICO score), collateral characteristics such as LTV and geographic concentration to determine when an amount for an allowance for loan losses for residential mortgage loans is appropriate. At a minimum, management updates FICO scores and LTV ratios semiannually. As of December 31, 2015 and 2014, no allowance for loan losses was recorded.

Residential mortgage loans are presented net of unamortized discount of $21 million and $34 million as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, approximately 4% and 5%, respectively, of residential mortgage loans had FICO scores below 640. As of both December 31, 2015 and 2014, approximately 1% of the Company’s residential mortgage loans had LTV ratios greater than 90%. The Company’s most significant geographic concentration for residential mortgage loans is in California representing 37% of the portfolio as of both December 31, 2015 and 2014. No other state represents more than 10% of the total residential mortgage loan portfolio.

Syndicated Loans

The recorded investment in syndicated loans at December 31, 2015 and 2014 was $452 million and $451 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans at December 31, 2015 and 2014 were $5 million and $3 million, respectively.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of December 31, 2015, 2014 and 2013. The troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2015, 2014 and 2013. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the continued low interest rate environment partially offset by improved persistency. The impact for the year ended December 31, 2014 primarily reflected lower than previously assumed interest rates partially offset by improved persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption. The impact for the year ended December 31, 2013 primarily reflected higher than previously assumed interest rates and changes in assumed policyholder behavior.

The balances of and changes in DAC were as follows:

(in millions)	2015	2014	2013
Balance at January 1	$2,576	$2,633	$2,373
Capitalization of acquisition costs	275	260	269
Amortization, excluding the impact of valuation assumptions review	(267)	(286)	(219)
Amortization, impact of valuation assumptions review	(6)	(7)	78
Impact of change in net unrealized securities losses (gains)	110	(24)	132
Balance at December 31	$2,688	$2,576	$2,633

RiverSource Life Insurance Company

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2015	2014	2013
Balance at January 1	$361	$409	$404
Capitalization of sales inducement costs	4	5	5
Amortization, excluding the impact of valuation assumptions review	(52)	(52)	(48)
Amortization, impact of valuation assumptions review	1	(2)	25
Impact of change in net unrealized securities losses	20	1	23
Balance at December 31	$334	$361	$409

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual fixed and variable universal life insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its universal life product with long term care benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retained the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2015 and 2014, traditional life and UL insurance in force aggregated $196.3 billion and $195.5 billion, respectively, of which $144.2 billion and $143.4 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Direct premiums	$629	$645	$650
Reinsurance ceded	(223)	(222)	(220)
Net premiums	$406	$423	$430

Policy and contract charges are presented on the Consolidated Statements of Income net of $107 million, $94 million and $87 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2015, 2014 and 2013, respectively.

Reinsurance recovered from reinsurers was $287 million, $253 million and $226 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Reinsurance recoverables include approximately $1.9 billion and $1.8 billion related to LTC risk ceded to Genworth as of December 31, 2015 and 2014, respectively. Included in policyholder account balances, future policy benefits and claims is $551 million and $575 million related to previously assumed reinsurance arrangements as of December 31, 2015 and 2014, respectively.

RiverSource Life Insurance Company

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2015	2014
Policyholder account balances
Fixed annuities	$11,239	$12,700
Variable annuity fixed sub-accounts	4,912	4,860
VUL/UL insurance	2,897	2,856
IUL insurance	808	534
Other life insurance	794	840
Total policyholder account balances	20,650	21,790
Future policy benefits
Variable annuity GMWB	1,057	693
Variable annuity GMAB	—	(41	)(1)
Other annuity liabilities	31	115
Fixed annuities life contingent liabilities	1,501	1,511
EIA	27	29
Life, DI and LTC insurance	5,112	5,106
VUL/UL and other life insurance additional liabilities	452	437
Total future policy benefits	8,180	7,850
Policy claims and other policyholders’ funds	199	165
Total policyholder account balances, future policy benefits and claims	$29,029	$29,805

(1)	Includes the fair value of GMAB embedded derivatives that was a net asset at December 31, 2014 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s EIA product is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500 Index®. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to EIA. In 2007, the Company discontinued new sales of EIA.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL insurance is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to an indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500 Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account.

The Company also offers term life insurance as well as disability products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

RiverSource Life Insurance Company

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2015	2014
Variable annuity	$69,333	$72,125
VUL insurance	6,637	7,016
Other insurance	34	37
Total	$76,004	$79,178

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Company

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2015				December 31, 2014
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$54,716	$52,871	$297	65	$55,378	$53,565	$24	64
Five/six-year reset	9,307	6,731	78	65	10,360	7,821	28	64
One-year ratchet	6,747	6,379	266	67	7,392	7,006	39	66
Five-year ratchet	1,613	1,556	20	63	1,773	1,717	2	63
Other	887	869	82	71	959	941	38	70
Total — GMDB	$73,270	$68,406	$743	65	$75,862	$71,050	$131	64
GGU death benefit	$1,056	$1,004	$113	67	$1,072	$1,019	$123	67
GMIB	$270	$251	$17	68	$343	$321	$9	67
GMWB:
GMWB	$3,118	$3,109	$2	69	$3,671	$3,659	$1	68
GMWB for life	37,301	37,179	330	66	36,843	36,735	95	65
Total — GMWB	$40,419	$40,288	$332	66	$40,514	$40,394	$96	65
GMAB	$4,018	$4,006	$31	58	$4,247	$4,234	$2	58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2015		December 31, 2014
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,601	63	$6,076	62

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder value.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2013	$4	$9	$799	$103	$155
Incurred claims	4	(2)	(1,182)	(165)	67
Paid claims	(4)	(1)	—	—	(16)
Balance at December 31, 2013	4	6	(383)	(62)	206
Incurred claims	9	1	1,076	21	75
Paid claims	(4)	—	—	—	(18)
Balance at December 31, 2014	9	7	693	(41)	263
Incurred claims	10	1	364	41	92
Paid claims	(5)	—	—	—	(23)
Balance at December 31, 2015	$14	$8	$1,057	$—	$332

(1)	The incurred claims for GMWB and GMAB represent the total change in the liabilities (contra liabilities).

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Company

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2015	2014
Mutual funds:
Equity	$39,806	$41,403
Bond	23,700	25,060
Other	5,241	4,490
Total mutual funds	$68,747	$70,953

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2015, 2014 and 2013.

11.  LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the agreement is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit at December 31, 2015 and 2014.

The Company has a revolving credit agreement with Ameriprise Financial as the lender aggregating $200 million. The interest rate for any borrowing is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. There were no amounts outstanding on this line of credit at December 31, 2015 and 2014.

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2015 and 2014.

12.  SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings and has pledged Available-for-Sale securities to collateralize its obligations under the repurchase agreements. As of December 31, 2015 and 2014, the Company had pledged $30 million and $18 million, respectively, of agency residential mortgage backed securities and $22 million and $34 million, respectively, of commercial mortgage backed securities. The amount of the Company’s liability including accrued interest as of both December 31, 2015 and 2014 was $50 million. The remaining maturity of outstanding repurchase agreements was less than one month as of December 31, 2015 and less than four months as of December 31, 2014. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2015 and 2014 was 0.5% and 0.4%, respectively.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $290 million and $298 million at December 31, 2015 and 2014, respectively. The amount of the Company’s liability including accrued interest as of both December 31, 2015 and 2014 was $150 million. The remaining maturity of outstanding FHLB advances was less than three months as of December 31, 2015 and less than two months as of December 31, 2014. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2015 and 2014 was 0.5% and 0.3%, respectively.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

RiverSource Life Insurance Company

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2015
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$13,139	$1,235	$14,374
Residential mortgage backed securities	—	3,054	21	3,075
Commercial mortgage backed securities	—	2,133	3	2,136
State and municipal obligations	—	1,149	—	1,149
Asset backed securities	—	643	133	776
Foreign government bonds and obligations	—	223	—	223
U.S. government and agencies obligations	4	35	—	39
Total Available-for-Sale securities: Fixed maturities	4	20,376	1,392	21,772
Common stocks	3	4	—	7
Cash equivalents	48	285	—	333
Other assets:
Interest rate derivative contracts	—	1,882	—	1,882
Equity derivative contracts	92	1,477	—	1,569
Credit derivative contracts	—	2	—	2
Foreign exchange derivative contracts	1	54	—	55
Total other assets	93	3,415	—	3,508
Separate account assets	—	76,004	—	76,004
Total assets at fair value	$148	$100,084	$1,392	$101,624

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	364	364
GMWB and GMAB embedded derivatives	—	—	851	851	(1)
Total policyholder account balances, future policy benefits and claims	—	5	1,215	1,220	(2)
Other liabilities:
Interest rate derivative contracts	—	948	—	948
Equity derivative contracts	45	1,930	—	1,975
Foreign exchange derivative contracts	1	16	—	17
Total other liabilities	46	2,894	—	2,940
Total liabilities at fair value	$46	$2,899	$1,215	$4,160

(1)	The fair value of the GMWB and GMAB embedded derivatives included $994 million of individual contracts in a liability position and $143 million of individual contracts in an asset position.
(2)	The Company’s adjustment for nonperformance risk resulted in a $398 million cumulative decrease to the embedded derivatives.

RiverSource Life Insurance Company

	December 31, 2014
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$13,830	$1,353	$15,183
Residential mortgage backed securities	—	3,483	9	3,492
Commercial mortgage backed securities	—	2,138	90	2,228
State and municipal obligations	—	1,113	—	1,113
Asset backed securities	—	786	151	937
Foreign government bonds and obligations	—	251	—	251
U.S. government and agencies obligations	4	35	—	39
Total Available-for-Sale securities: Fixed maturities	4	21,636	1,603	23,243
Common stocks	3	3	1	7
Cash equivalents	1	235	—	236
Other assets:
Interest rate derivative contracts	—	1,955	—	1,955
Equity derivative contracts	282	1,711	—	1,993
Foreign exchange derivative contracts	—	29	—	29
Total other assets	282	3,695	—	3,977
Separate account assets	—	79,178	—	79,178
Total assets at fair value	$290	$104,747	$1,604	$106,641

Liabilities
Policyholder account balances, future policy benefits and claims:
EIA embedded derivatives	$—	$6	$—	$6
IUL embedded derivatives	—	—	242	242
GMWB and GMAB embedded derivatives	—	—	479	479	(1)
Total policyholder account balances, future policy benefits and claims	—	6	721	727	(2)
Other liabilities:
Interest rate derivative contracts	—	1,136	—	1,136
Equity derivative contracts	376	2,286	—	2,662
Foreign exchange derivative contracts	—	2	—	2
Other derivative contracts	—	11	—	11
Total other liabilities	376	3,435	—	3,811
Total liabilities at fair value	$376	$3,441	$721	$4,538

(1)	The fair value of the GMWB and GMAB embedded derivatives included $700 million of individual contracts in a liability position and $221 million of individual contracts in an asset position.
(2)	The Company’s adjustment for nonperformance risk resulted in a $311 million cumulative decrease to the embedded derivatives.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Common Stocks
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2015	$1,353	$9	$90	$151	$1,603	$1
Total gains (losses) included in:
Net income	(1)	—	—	1	— (1)	—
Other comprehensive loss	(21)	—	—	(2)	(23)	(1)
Purchases	153	67	32	16	268	—
Settlements	(238)	(4)	(7)	(2)	(251)	—
Transfers into Level 3	—	—	6	14	20	—
Transfers out of Level 3	(11)	(51)	(118)	(45)	(225)	—
Balance, December 31, 2015	$1,235	$21	$3	$133	$1,392	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2015 included in:
Net investment income	$(1)	$—	$—	$1	$—	$—

(1)	Included in net investment income in the Consolidated Statements of Income.

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$242		$479		$721
Total losses included in:
Net income	27	(1)	105	(2)	132
Issues	114		271		385
Settlements	(19)		(4)		(23)
Balance, December 31, 2015	$364		$851		$1,215
Changes in unrealized losses relating to liabilities held at December 31, 2015 included in:
Benefits, claims, losses and settlement expenses	$—		$127		$127
Interest credited to fixed accounts	27		—		27

(1)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

	Available-for-Sale Securities: Fixed Maturities					Common Stocks
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2014	$1,516	$58	$30	$218	$1,822	$—
Total gains (losses) included in:
Net income	—	—	1	1	2 (1)	—
Other comprehensive income	(1)	—	(3)	3	(1)	—
Purchases	139	11	39	—	189	1
Sales	(17)	—	—	—	(17)	—
Settlements	(276)	(3)	(1)	(2)	(282)	—
Transfers into Level 3	—	—	78	—	78	1
Transfers out of Level 3	(8)	(57)	(54)	(69)	(188)	(1)
Balance, December 31, 2014	$1,353	$9	$90	$151	$1,603	$1
Changes in unrealized gains (losses) relating to assets held at December 31, 2014 included in:
Net investment income	$(1)	$—	$1	$1	$1	$—

(1)	Represents a $1 million gain included in net investment income and a $1 million gain in net realized investment gains in the Consolidated Statements of Income.

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2014	$125		$(575)	$(450)
Total losses included in:
Net income	40	(1)	811 (2)	851
Issues	90		254	344
Settlements	(13)		(11)	(24)
Balance, December 31, 2014	$242		$479	$721
Changes in unrealized losses relating to liabilities held at December 31, 2014 included in:
Benefits, claims, losses and settlement expenses	$—		$811	$811
Interest credited to fixed accounts	40		—	40

(1)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.

(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

RiverSource Life Insurance Company

	Available-for-Sale Securities: Fixed Maturities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2013	$1,654	$23	$170	$156	$2,003
Total gains (losses) included in:
Net income	(1)	—	—	2	1 (1)
Other comprehensive loss	(41)	—	(6)	10	(37)
Purchases	120	87	15	68	290
Settlements	(216)	(9)	—	(2)	(227)
Transfers out of Level 3	—	(43)	(149)	(16)	(208)
Balance, December 31, 2013	$1,516	$58	$30	$218	$1,822
Changes in unrealized gains (losses) relating to assets held at December 31, 2013 included in:
Net investment income	$(1)	$—	$—	$2	$1

(1)	Included in net investment income in the Consolidated Statements of Income.

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2013	$45		$833		$878
Total (gains) losses included in:
Net income	19	(1)	(1,617	)(2)	(1,598)
Issues	62		228		290
Settlements	(1)		(19)		(20)
Balance, December 31, 2013	$125		$(575)		$(450)
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2013 included in:
Benefits, claims, losses and settlement expenses	$—		$(1,598)		$(1,598)
Interest credited to fixed accounts	19		—		19

(1)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.
(2)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $74 million, $124 million and $(168) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2015, 2014 and 2013, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,221	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1%	–	3.8%	1.6%
IUL embedded derivatives	$364	Discounted cash flow	Nonperformance risk(1)	68		bps
GMWB and GMAB embedded derivatives	$851	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.0%	–	59.1%
			Market volatility(3)	5.4%	–	21.5%
			Nonperformance risk(1)	68		bps

	December 31, 2014
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,311	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.9%	1.5%
IUL embedded derivatives	$242	Discounted cash flow	Nonperformance risk(1)	65		bps
GMWB and GMAB embedded derivatives	$479	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	51.1%
			Surrender rate	0.0%	–	59.1%
			Market volatility(3)	5.2%	–	20.9%
			Nonperformance risk(1)	65		bps
			Elective contractholder strategy allocations(4)	0.0%	–	3.0%

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(4)

The elective allocation represents the percentage of contractholders that are assumed to electively switch their investment allocation to a different allocation model. As the contractholder experience of related elective strategy allocations reached the ultimate expected levels in 2015, the Company is no longer including this input in the fair value measurement effective September 30, 2015.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

RiverSource Life Insurance Company

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. Other derivative contracts consist of the Company’s macro hedge program. See Note 17 for further information on the macro hedge program. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2015 and 2014. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its EIA and IUL products. Significant inputs to the EIA calculation include observable interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL

RiverSource Life Insurance Company

embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. Other derivative contracts consist of the Company’s macro hedge program. See Note 17 for further information on the macro hedge program. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2015 and 2014. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31, 2015
		Fair Value
(in millions)	Carrying Value	Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$3,211	$—	$—	$3,254	$3,254
Policy loans	823	—	—	803	803
Other investments	463	—	416	33	449

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$11,523	$—	$—	$12,424	$12,424
Short-term borrowings	200	—	200	—	200
Other liabilities	117	—	—	113	113
Separate account liabilities	360	—	360	—	360

	December 31, 2014
		Fair Value
(in millions)	Carrying Value	Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$3,298	$—	$—	$3,413	$3,413
Policy loans	805	—	—	793	793
Other investments	463	—	403	55	458

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,979	$—	$—	$13,996	$13,996
Short-term borrowings	200	—	200	—	200
Other liabilities	124	—	—	121	121
Separate account liabilities	400	—	400	—	400

Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan.

The fair value of residential mortgage loans is determined by discounting estimated cash flows and incorporating adjustments for prepayment, administration expenses, loss severity and credit loss estimates, with discount rates based on the Company’s estimate of current market conditions.

RiverSource Life Insurance Company

Given the significant unobservable inputs to the valuation of mortgage loans, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Other Investments

Other investments primarily consist of syndicated loans and an investment in FHLB. The fair value of syndicated loans is obtained from a third party pricing service or non-binding broker quotes. Syndicated loans that are priced using a market approach with observable inputs are classified as Level 2 and syndicated loans priced using a single non-binding broker quote are classified as Level 3. The fair value of the investment in FHLB is approximated by the carrying value and classified as Level 3 due to restrictions on transfer and lack of liquidity in the primary market for this asset.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Short-term Borrowings

The fair value of short-term borrowings is obtained from a third party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk. The fair value of short-term borrowings is classified as Level 2.

Other Liabilities

Other liabilities consist of future funding commitments to affordable housing partnerships. The fair value of these future funding commitments is determined by discounting cash flows. The fair value of these commitments includes an adjustment for the Company’s nonperformance risk and is classified as Level 3 due to the use of the significant unobservable input.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

14.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides marketing, administrative and shareholder services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2015, 2014 and 2013, the Company earned $311 million, $295 million and $268 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2015, 2014 and 2013, the Company earned $162 million, $158 million and $145 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides shareholder services related to these transactions and is compensated for providing these services. For the years ended December 31, 2015, 2014 and 2013, the Company earned $41 million, $40 million and $38 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $437 million, $431 million and $465 million for the years ended December 31, 2015, 2014 and 2013, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Dividends paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Cash dividends paid to Ameriprise Financial	$800	$900	$800
Cash dividends received from RiverSource Life of NY	25	24	25
Cash dividend received from RTA	—	30	—

On February 11, 2016, the Company’s board of directors declared a cash dividend of $400 million to Ameriprise Financial, payable on or after March 1, 2016, pending approval by the Minnesota Department of Commerce.

For dividends from the life insurance companies, notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During the years ended December 31, 2015, 2014 and 2013, RiverSource Life Insurance Company made cash contributions to RTA of nil, $15 million and $30 million, respectively, for ongoing funding commitments related to affordable housing partnership investments.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $88 million and $289 million at December 31, 2015 and 2014, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $954 million and $638 million as of December 31, 2015 and 2014, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.7 billion and $3.3 billion at December 31, 2015 and 2014, respectively.

Statutory net gain from operations and net income are summarized as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Statutory net gain from operations(1)	$1,033	$1,412	$1,633
Statutory net income(1)	633	1,154	1,337

(1)

Statutory net gain (loss) from operations and statutory net income (loss) are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Government debt securities of $5 million at both December 31, 2015 and 2014, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2015
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount

Derivatives:
OTC	$3,051	$—	$3,051	$(2,293)	$(354)	$(320)	$84
OTC cleared	417	—	417	(313)	(102)	—	2
Exchange-traded	40	—	40	(3)	—	—	37
Total derivatives	$3,508	$—	$3,508	$(2,609)	$(456)	$(320)	$123

	December 31, 2014
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount

Derivatives:
OTC	$3,612	$—	$3,612	$(2,934)	$(228)	$(418)	$32
OTC cleared	304	—	304	(222)	(82)	—	—
Exchange-traded	61	—	61	—	—	—	61
Total derivatives	$3,977	$—	$3,977	$(3,156)	$(310)	$(418)	$93

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2015
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount

Derivatives:
OTC	$2,624	$—	$2,624	$(2,293)	$—	$(331)	$—
OTC cleared	313	—	313	(313)	—	—	—
Exchange-traded	3	—	3	(3)	—	—	—
Total derivatives	2,940	—	2,940	(2,609)	—	(331)	—
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$2,990	$—	$2,990	$(2,609)	$—	$(381)	$—

	December 31, 2014
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral	Net Amount

Derivatives:
OTC	$3,589	$—	$3,589	$(2,934)	$—	$(655)	$—
OTC cleared	222	—	222	(222)	—	—	—
Total derivatives	3,811	—	3,811	(3,156)	—	(655)	—
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$3,861	$—	$3,861	$(3,156)	$—	$(705)	$—

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

In the tables above, the amounts of assets or liabilities presented in the Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, the Company may be required to post additional collateral.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
(in millions)	Notional	Assets(1)	Liabilities(2)	Notional	Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$62,591	$1,882	$948	$61,839	$1,955	$1,136
Equity contracts	69,009	1,569	1,975	68,563	1,993	2,662
Credit contracts	600	2	—	616	—	—
Foreign exchange contracts	4,155	55	17	1,957	29	2
Other contracts	2,150	—	—	1,188	—	11
Total non-designated hedges	138,505	3,508	2,940	134,163	3,977	3,811
Embedded derivatives
GMWB and GMAB(3)	N/A	—	851	N/A	—	479
IUL	N/A	—	364	N/A	—	242
EIA	N/A	—	5	N/A	—	6
Total embedded derivatives	N/A	—	1,220	N/A	—	727
Total derivatives	$138,505	$3,508	$4,160	$134,163	$3,977	$4,538

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and EIA embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2015 included $994 million of individual contracts in a liability position and $143 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives at December 31, 2014 included $700 million of individual contracts in a liability position and $221 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

At December 31, 2015 and 2014, investment securities with a fair value of $323 million and $435 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $193 million and $151 million, respectively, may be sold, pledged or rehypothecated by the Company. At December 31, 2015 and 2014, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, at December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Operations:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2015
Interest rate contracts	$—	$—	$241
Equity contracts	—	(10)	(304)
Credit contracts	—	—	(1)
Foreign exchange contracts	—	—	13
Other contracts	—	—	(14)
GMWB and GMAB embedded derivatives	—	—	(372)
IUL embedded derivatives	—	(8)	—
EIA embedded derivatives	—	1	—
Total loss	$—	$(17)	$(437)
Year Ended December 31, 2014
Interest rate contracts	$3	$—	$1,122
Equity contracts	—	21	(304)
Credit contracts	—	—	(33)
Foreign exchange contracts	—	—	(9)
Other contracts	—	—	(1)
GMWB and GMAB embedded derivatives	—	—	(1,054)
IUL embedded derivatives	—	(27)	—
EIA embedded derivatives	—	(2)	—
Total gain (loss)	$3	$(8)	$(279)
Year Ended December 31, 2013
Interest rate contracts	$—	$—	$(742)
Equity contracts	—	14	(1,084)
Credit contracts	—	—	6
Foreign exchange contracts	—	—	26
Other contracts	—	—	(23)
GMWB and GMAB embedded derivatives	—	—	1,408
IUL embedded derivatives	—	(16)	—
EIA embedded derivatives	—	(3)	—
Total loss	$—	$(5)	$(409)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions, interest rate swaps, total return swaps and variance swaps.

RiverSource Life Insurance Company

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options:

(in millions)	Premiums Payable	Premiums Receivable
2016	$312	$75
2017	254	75
2018	201	124
2019	245	126
2020	178	58
2021-2026	543	172
Total	$1,733	$630

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company uses a combination of options and/or swaps. Certain of the macro hedge derivatives used contain settlement provisions linked to both equity returns and interest rates; the remaining are interest rate contracts or equity contracts. The Company’s macro hedge derivatives are included in Other contracts in the tables above.

EIA and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA and IUL products will positively or negatively impact earnings over the life of these products. The equity component of the EIA and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the year ended December 31, 2015, the Company held no derivatives that were designated as cash flow hedges. At December 31, 2015, the Company expects to reclassify $6 million of deferred loss on derivative instruments from AOCI to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2015 and 2014, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2015, 2014 and 2013, the amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 18 for a summary of net unrealized losses included in AOCI related to previously designated cash flow hedges.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is three years and relates to interest credited on forecasted fixed premium product sales.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2015 and 2014, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $243 million and $367 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2015 and 2014 was $243 million and $367 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at December 31, 2015 and 2014 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil for both periods.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of other comprehensive income (loss) (“OCI”):

(in millions)	Year Ended December 31, 2015
	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities losses:
Net unrealized securities losses arising during the period(1)	$(997)	$351	$(646)
Reclassification of net securities gains included in net income(2)	(6)	2	(4)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	480	(168)	312
Net unrealized securities losses	(523)	185	(338)
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains	6	(2)	4
Other comprehensive loss	$(517)	$183	$(334)

(in millions)	Year Ended December 31, 2014
	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains:
Net unrealized securities gains arising during the period(1)	$445	$(156)	$289
Reclassification of net securities gains included in net income(2)	(40)	14	(26)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	(290)	101	(189)
Net unrealized securities gains	115	(41)	74
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	7	(2)	5
Net unrealized derivatives gains	7	(2)	5
Other comprehensive income	$122	$(43)	$79

(in millions)	Year Ended December 31, 2013
	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities losses:
Net unrealized securities losses arising during the period (1)	$(1,382)	$478	$(904)
Reclassification of net securities gains included in net income(2)	(5)	2	(3)
Impact of deferred acquisition costs, deferred sales inducement costs, unearned revenue, benefit reserves and reinsurance recoverables	490	(171)	319
Net unrealized securities losses	(897)	309	(588)
Net unrealized derivatives gains:
Reclassification of net derivative losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains	6	(2)	4
Other comprehensive loss	$(891)	$307	$(584)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Securities Gains (Losses)	Net Unrealized Derivatives Gains	Total
Balance, January 1, 2013	$1,255	$(21)	$1,234
OCI before reclassifications	(585)	—	(585)
Amounts reclassified from AOCI	(3)	4	1
Total OCI	(588)	4	(584)
Balance, December 31, 2013	667 (1)	(17)	650
OCI before reclassifications	100	—	100
Amounts reclassified from AOCI	(26)	5	(21)
Total OCI	74	5	79
Balance, December 31, 2014	741 (1)	(12)	729
OCI before reclassifications	(334)	—	(334)
Amounts reclassified from AOCI	(4)	4	—
Total OCI	(338)	4	(334)
Balance, December 31, 2015	$403 (1)	$(8)	$395

(1)

Includes $2 million, $2 million and $7 million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2015, 2014 and 2013, respectively.

19.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2015	2014	2013
Current income tax
Federal	$234	$2	$295
State	2	(2)	2
Total current income tax	236	—	297
Deferred income tax
Federal	(91)	202	(65)
State	—	7	(11)
Total deferred income tax	(91)	209	(76)
Total income tax provision	$145	$209	$221

In December 2014, the Company received IRS approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $300 million in 2014.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2015	2014	2013
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(14.0)	(10.4)	(9.6)
Low income housing tax credits	(6.1)	(4.7)	(5.0)
Foreign tax credit, net of addback	—	(1.0)	(0.9)
State taxes, net of federal benefit	—	0.3	(0.5)
Taxes applicable to prior years	—	(0.4)	—
Other, net	(0.9)	(1.0)	1.8
Income tax provision	14.0%	17.8%	20.8%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and low income housing credits. The decrease in the effective tax rate for the year ended December 31, 2015 compared to 2014 was primarily due to an increase in the dividends received deduction compared to 2014 and slightly lower pretax income. The decrease in the effective tax rate for the year ended December 31, 2014 compared to 2013 was the result of an $18 million benefit in 2014 related to the completion of an Internal Revenue Service (“IRS”) audit.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2015	2014
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,357	$1,259
Investment related	55	46
State net operating losses	—	7
Other	15	9
Gross deferred income tax assets	1,427	1,321
Less: valuation allowance	8	8
Total deferred income tax assets	1,419	1,313
Deferred income tax liabilities
Deferred acquisition costs	709	717
Net unrealized gains on Available-for-Sale securities	217	400
Deferred sales inducement costs	125	128
Depreciation	23	—
Other	3	—
Gross deferred income tax liabilities	1,077	1,245
Net deferred income tax assets	$342	$68

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $7 million, net of federal benefit, which will expire beginning December 31, 2016. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state deferred tax assets, primarily state net operating losses and therefore a valuation allowance of $8 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2015	2014	2013
Balance at January 1	$160	$144	$65
Additions based on tax positions related to the current year	11	13	18
Additions for tax positions of prior years	29	21	61
Reductions for tax positions of prior years	(105)	(18)	—
Balance at December 31	$95	$160	$144

If recognized, approximately $9 million, $7 million and $23 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2015, 2014 and 2013, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. It is estimated that the total amount of gross unrecognized tax benefits may decrease by $80 million to $90 million in the next 12 months primarily due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $1 million, $4 million, and $6 million in interest and penalties for the years ended December 31, 2015, 2014 and 2013, respectively. At December 31, 2015 and 2014, the Company had a payable of $41 million and $40 million, respectively, related to accrued interest and penalties.

The Company or one or more of its subsidiaries files income tax returns, as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial, in the U.S. federal jurisdiction and various state jurisdictions. The IRS has completed its field examination of the 1997 through 2011 tax returns. However, for federal income tax purposes, tax years 1997 through 2006, 2008 and 2009 remain open for certain unagreed-upon issues. The IRS is currently auditing the Company’s U.S. income tax returns for 2012 and 2013. The Company’s or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2012 and remain open for all years after 2012.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2015	2014
Commercial mortgage loans	$73	$43
Residential mortgage loans	447	491
Affordable housing partnerships	117	124
Total funding commitments	$637	$658

Since the Company expects many of the commitments related to residential mortgage loans to expire without being drawn, total commitment amounts do not necessarily represent the Company’s future liquidity requirements. In addition, residential mortgage loans include credit lines that are cancelable upon notification to the borrower.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2015, these guarantees range up to 5.0%.

The Company is required by law to be a member of the guaranty fund association in every state where it is licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. At December 31, 2015 and 2014, the estimated liability was $13 million and $14 million, respectively, and the related premium tax asset was $12 million at both December 31, 2015 and 2014. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, the Company is responding to regulatory audits, market conduct examinations and other inquiries (including a multistate insurance department examination and a market conduct examination by the State of Minnesota). The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Company

829 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-333-3437

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota.

Affiliated with Ameriprise Financial Services, Inc.

© 2008-2016 RiverSource Life Insurance Company. All rights reserved.

S-6482 CA (5/16)